Exhibit 99.2

Supplemental Financial Information Third Quarter 2015

Forward–Looking Statements Financial Information Condensed Consolidated Balance Sheets Proportionate Balance Sheet Information as of September 30, 2015 Proportionate Balance Sheet Information as of December 31, 2014 Condensed Consolidated Statements of Operations Funds from Operations, Core FFO and Adjusted Core FFO Proportionate QTD Operating Information and Reconciliation to FFO Proportionate YTD Operating Information and Reconciliation to FFO EBITDA Reconciliation Portfolio Overview Geographic Regions Summary of Number of Units and Communities Summary of Operating Communities Summary of Proportionate Share of Notes Receivable Operating Performance Consolidated Net Operating Income Reconciliation of Consolidated Net Operating Income Consolidated QTD Net Operating Income by Geographic Region and Market Consolidated YTD Net Operating Income by Geographic Region and Market Consolidated QTD and YTD Operating Metrics by Geographic Region and Market Proportionate QTD Net Operating Income by Geographic Region and Market Proportionate YTD Net Operating Income by Geographic Region and Market Consolidated and Proportionate Quarterly Stabilized Same Store Net Operating Income by Geographic Region and Market Consolidated QTD and YTD Comparisons of Same Store Operating Expenses Proportionate Share QTD General and Administrative and Corporate Property Management Expenses Capital Deployment Summary of Developments Development Cash Costs to Complete, Interest and Other Costs Acquisition and Disposition Summary Capital Expenditures - Same Store Capitalization Debt Summary Debt Detail by Multifamily Community Sources of Funds Available Equity Capitalization Preferred Stock, Common Stock and Common Stock Equivalents Net Asset Value Road Map to Net Asset Value Co-Investment Venture Partners Information on Joint Ventures Definitions and other Explanatory Information 3 4 5 6 7 8 9 10 11 12 13 14 18 19 20 21 23 25 27 29 31 32 33 34 35 36 37 38 40 42 43 44 46 47 © 2015 Monogram Residential Trust, Inc. 2 Table of Contents Third Quarter 2015

This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. The following are some of the factors that could cause our actual results and its expectations to differ materially from those described in our forward-looking statements: we may abandon or defer development opportunities for a number of reasons, including changes in local market conditions which make development less desirable, increases in costs of development, increases in the cost of capital or lack of capital availability, resulting in losses; construction costs of a community may exceed our original estimates; we may not complete construction and lease up of communities under development or redevelopment on schedule, resulting in increased interest costs and construction costs and a decrease in our expected rental revenues; occupancy rates and market rents may be adversely affected by competition and local economic and market conditions which are beyond our control; financing may not be available on favorable terms or at all, and our cash flows from operations and access to cost effective capital may be insufficient for the development of our pipeline which could limit our pursuit of opportunities; our cash flows may be insufficient to meet required payments of principal and interest, and we may be unable to refinance existing indebtedness or the terms of such refinancing may not be as favorable as the terms of existing indebtedness; and we may be unsuccessful in managing changes in our portfolio composition. Other important risk factors regarding our company are included under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 and may be discussed in subsequent filings with the SEC. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. © 2015 Monogram Residential Trust, Inc. 3 Forward–Looking Statements Third Quarter 2015

Financial Information

Condensed Consolidated Balance Sheets

(in thousands) (unaudited)

	September 30, 2015	December 31, 2014
Assets		
Real estate		
Land	$ 475,537	$ 389,885
Buildings and improvements	2,355,555	2,033,819
	2,831,092	2,423,704
Less: accumulated depreciation	(329,310)	(280,400)
Net operating real estate	2,501,782	2,143,304
Construction in progress, including land	549,330	716,930
Total real estate, net	3,051,112	2,860,234
Cash and cash equivalents	78,557	116,407
Tax like-kind exchange escrow	46,354	-
Intangibles, net	18,344	21,485
Other assets, net	107,939	110,282
Total assets	$ 3,302,306	$ 3,108,408
Liabilities		
Mortgages and notes payable	$ 1,438,563	$ 1,186,481
Credit facilities payable	57,000	10,000
Construction costs payable	61,349	75,623
Accounts payable and other liabilities	30,917	28,053
Deferred revenues, primarily lease revenues, net	17,853	18,955
Distributions payable	12,578	12,485
Tenant security deposits	5,364	4,586
Total liabilities	1,623,624	1,336,183
Redeemable, noncontrolling interests	29,969	32,012
Equity		
Preferred stock	-	-
Common stock	17	17
Additional paid-in capital	1,435,107	1,492,799
Cumulative distributions and net loss	(251,091)	(293,350)
Total equity attributable to common stockholders	1,184,033	1,199,466
Non-redeemable noncontrolling interests	464,680	540,747
Total equity	1,648,713	1,740,213
Total liabilities and equity	$ 3,302,306	$ 3,108,408

© 2015 Monogram Residential Trust, Inc. 4

Financial Information
Proportionate Balance Sheet Information

(in thousands) (unaudited)

	As of September 30, 2015		
	Consolidated GAAP Balance Sheet	Noncontrolling Interests	Proportionate Balance Sheet
Assets			
Operating real estate	$ 2,831,092	$ (837,800)	$ 1,993,292
Less: accumulated depreciation	(329,310)	99,184	(230,126)
Net operating real estate	2,501,782	(738,616)	1,763,166
Construction in progress, including land	549,330	(236,154)	313,176
Total real estate, net	3,051,112	(974,770)	2,076,342
Cash and cash equivalents	78,557	(19,763)	58,794
Intangibles, net	18,344	(7,343)	11,001
Tax like-kind exchange escrow	46,354	-	46,354
Notes receivable	53,577	-	53,577
Other assets, net	54,362	(7,585)	46,777
Total assets	$ 3,302,306	$ (1,009,461)	$ 2,292,845
Liabilities			
Mortgages and notes payable	$ 1,438,563	$ (489,733)	$ 948,830
Credit facilities payable	57,000	-	57,000
Construction costs payable	61,349	(26,036)	35,313
Accounts payable and other liabilities	30,917	(8,385)	22,532
Deferred revenues, primarily lease revenues, net	17,853	(7,972)	9,881
Distributions payable	12,578	(33)	12,545
Tenant security deposits	5,364	(1,533)	3,831
Total liabilities	1,623,624	(533,692)	1,089,932
Redeemable, noncontrolling interests	29,969	(12,425)	17,544
Equity			
Preferred stock	-	-	-
Common stock	17	-	17
Subsidiary preferred stock	-	1,336	1,336
Additional paid-in capital	1,435,107	-	1,435,107
Cumulative distributions and net loss	(251,091)	-	(251,091)
Total equity attributable to common stockholders	1,184,033	1,336	1,185,369
Non-redeemable noncontrolling interests	464,680	(464,680)	-
Total equity	1,648,713	(463,344)	1,185,369
Total liabilities and equity	$ 3,302,306	$ (1,009,461)	$ 2,292,845

© 2015 Monogram Residential Trust, Inc. 5

Financial Information
Proportionate Balance Sheet Information

(in thousands) (unaudited)

	As of December 31, 2014			
	Consolidated GAAP Balance Sheet	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Balance Sheet
Assets				
Operating real estate	$ 2,423,704	$ -	$ (855,954)	$ 1,567,750
Less: accumulated depreciation	(280,400)	-	100,587	(179,813)
Net operating real estate	2,143,304	-	(755,367)	1,387,937
Construction in progress, including land	716,930	-	(289,403)	427,527
Total real estate, net	2,860,234	-	(1,044,770)	1,815,464
Cash and cash equivalents	116,407	11	(19,053)	97,365
Intangibles, net	21,485	-	(7,834)	13,651
Investment in unconsolidated real estate joint venture	5,048	(5,048)	-	-
Notes receivable	59,750	2,430	(4,199)	57,981
Other assets, net	45,484	387	(11,022)	34,849
Total assets	$ 3,108,408	$ (2,220)	$ (1,086,878)	$ 2,019,310
Liabilities				
Mortgages and notes payable	$ 1,186,481	$ -	$ (491,494)	$ 694,987
Credit facilities payable	10,000	-	-	10,000
Construction costs payable	75,623	-	(31,285)	44,338
Accounts payable and other liabilities	28,053	13	(5,670)	22,396
Deferred revenues, primarily lease revenues, net	18,955	24	(8,411)	10,568
Distributions payable	12,485	-	-	12,485
Tenant security deposits	4,586	-	(1,625)	2,961
Total liabilities	1,336,183	37	(538,485)	797,735
Redeemable, noncontrolling interests	32,012	-	(11,001)	21,011
Stockholders' Equity				
Preferred stock	-	-	-	-
Common stock	17	-	-	17
Subsidiary preferred stock	-	12	1,086	1,098
Additional paid-in capital	1,492,799	-	-	1,492,799
Cumulative distributions and net loss	(293,350)	-	-	(293,350)
Total equity attributable to common stockholders	1,199,466	12	1,086	1,200,564
Non-redeemable noncontrolling interests	540,747	(2,269)	(538,478)	-
Total equity	1,740,213	(2,257)	(537,392)	1,200,564
Total liabilities and equity	$ 3,108,408	$ (2,220)	$ (1,086,878)	$ 2,019,310

© 2015 Monogram Residential Trust, Inc. 6

Financial Information
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2015	2014	2015	2014
Rental revenues	$ 59,191	$ 53,091	$ 174,939	$ 154,320
Expenses:				
Property operating expenses	16,874	14,282	48,828	41,220
Real estate taxes	8,328	7,429	25,696	21,995
Asset management fees	-	-	-	3,843
General and administrative expenses	5,199	4,486	14,683	11,396
Acquisition expenses	485	-	636	(17)
Transition expenses	-	1,016	-	6,666
Investment and other development expenses	245	375	3,860	840
Interest expense	8,196	5,068	20,866	15,339
Depreciation and amortization	25,991	24,278	77,451	70,580
Total expenses	65,318	56,934	192,020	171,862
Interest income	2,596	2,721	7,956	7,817
Loss on early extinguishment of debt	-	-	-	(230)
Equity in income of investments in unconsolidated real estate joint ventures	-	187	250	581
Other income (expense)	34	77	72	(45)
Loss from continuing operations before gains on sales of real estate	(3,497)	(858)	(8,803)	(9,419)
Gains on sales of real estate	34,373	-	82,975	16,167
Net income (loss)	30,876	(858)	74,172	6,748
Net (income) loss attributable to non-redeemable noncontrolling interests	488	241	5,558	(6,714)
Net income (loss) available to the Company	31,364	(617)	79,730	34
Dividends to preferred stockholders	(2)	(2)	(5)	(5)
Net income (loss) attributable to common stockholders	$ 31,362	$ (619)	$ 79,725	$ 29
Weighted average number of common shares outstanding - basic	166,563	168,780	166,538	168,784
Weighted average number of common shares outstanding - diluted	167,260	169,028	167,191	169,015
Basic and diluted earnings (loss) per common share	$ 0.19	$ -	$ 0.48	$ -

© 2015 Monogram Residential Trust, Inc. 7

Financial Information

Funds from Operations ("FFO"), Core FFO and Adjusted Core FFO ("AFFO")

(in thousands, except per share amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2015	2014	2015	2014
FFO:				
Net income (loss) attributable to common stockholders	$ 31,362	$ (619)	$ 79,725	$ 29
Add (deduct) NAREIT defined adjustments - Proportionate Share:				
Real estate depreciation and amortization	17,300	15,168	50,786	44,316
Gains on sales of real estate	(34,373)	-	(82,975)	(8,964)
Impairment expense	-	-	3,128	-
FFO - NAREIT defined	14,289	14,549	50,664	35,381
Add (deduct) adjustments to arrive at Core FFO - Proportionate Share:				
Loss on early extinguishment of debt	-	-	-	128
Transition expenses	-	1,016	-	6,666
Loss on derivative fair value adjustment	-	13	19	179
Acquisition expenses (including start up expenses)	524	69	707	53
Fair value adjustments related to business combinations	-	-	36	250
Core FFO	14,813	15,647	51,426	42,657
Add (deduct) adjustments to arrive at AFFO - Proportionate Share:				
Recurring capital expenditures	(470)	(368)	(1,355)	(973)
Straight-line rents	128	67	325	333
Stock compensation expense	686	217	1,824	596
AFFO	$ 15,157	$ 15,563	$ 52,220	$ 42,613
Weighted average number of common shares outstanding - basic	166,563	168,780	166,538	168,784
Weighted average number of common shares outstanding - diluted	167,260	169,028	167,191	169,015
Per common share amounts - basic and diluted:				
Net (income) loss attributable to common stockholders	$ 0.19	$ -	$ 0.48	$ -
FFO	$ 0.09	$ 0.09	$ 0.30	$ 0.21
Core FFO	$ 0.09	$ 0.09	$ 0.31	$ 0.25
AFFO	$ 0.09	$ 0.09	$ 0.31	$ 0.25

© 2015 Monogram Residential Trust, Inc. 8

Financial Information
Proportionate QTD Operating Information and Reconciliation to FFO

(in thousands) (unaudited)

	Three Months Ended September 30, 2015				Three Months Ended September 30, 2014			
	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Amount	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Amount
Rental revenues	$ 59,425	$ -	$ (17,869)	$ 41,556	$ 53,267	$ -	$ (18,372)	$ 34,895
Property operating expenses:								
Property operating expenses (including real estate taxes)	(23,114)	-	7,245	(15,869)	(20,079)	-	6,928	(13,151)
Net operating income - FFO Defined	36,311	-	(10,624)	25,687	33,188	-	(11,444)	21,744
Fee income:								
Asset management fees	-	-	364	364	-	-	399	399
Property management fees	-	-	664	664	-	-	674	674
Total fee income	-	-	1,028	1,028	-	-	1,073	1,073
Other:								
General and administrative expenses	(4,585)	-	199	(4,386)	(4,323)	(7)	197	(4,133)
Corporate property management expenses	(1,972)	-	(7)	(1,979)	(1,490)	-	4	(1,486)
Acquisition expenses (including start up expenses)	(529)	-	5	(524)	(89)	-	20	(69)
Transition expenses	-	-	-	-	(1,016)	-	-	(1,016)
Straight-line rents	(234)	-	106	(128)	(176)	-	109	(67)
Stock compensation expense	(686)	-	-	(686)	(217)	-	-	(217)
Investment and other development expenses	(245)	-	103	(142)	(375)	-	153	(222)
Interest expense	(8,196)	-	1,823	(6,373)	(5,068)	-	1,835	(3,233)
Interest income	2,596	-	84	2,680	2,721	102	(181)	2,642
Equity in income of investments in unconsolidated real estate joint ventures	-	-	-	-	187	(187)	-	-
Derivative fair value adjustment	-	-	-	-	(13)	-	-	(13)
Other income	34	-	110	144	90	10	71	171
Dividends to preferred stockholders	(87)	-	31	(56)	(79)	(1)	35	(45)
Depreciation and amortization related to non-real estate assets	(1,207)	-	231	(976)	(737)	-	157	(580)
Total other adjustments	(15,111)	-	2,685	(12,426)	(10,585)	(83)	2,400	(8,268)
FFO	$ 21,200	$ -	$ (6,911)	$ 14,289	$ 22,603	$ (83)	$ (7,971)	$ 14,549

Note: Certain amounts from the consolidated financial statements differ from the consolidated amounts above due to non-FFO items or reclassifications (e.g., straight-line rents, corporate property management expenses, stock compensation expense, etc.).

© 2015 Monogram Residential Trust, Inc. 9

Financial Information
Proportionate YTD Operating Information and Reconciliation to FFO

(in thousands) (unaudited)

	Nine Months Ended September 30, 2015				Nine Months Ended September 30, 2014			
	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Amount	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Amount
Rental revenues	$ 175,591	$ -	$ (55,322)	$ 120,269	$ 154,978	$ -	$ (53,086)	$ 101,892
Property operating expenses:								
Property operating expenses (including real estate taxes)	(69,214)	-	22,633	(46,581)	(57,479)	-	19,636	(37,843)
Net operating income - FFO Defined	106,377	-	(32,689)	73,688	97,499	-	(33,450)	64,049
Fee income:								
Asset management fees	-	-	1,177	1,177	-	-	1,101	1,101
Property management fees	-	-	2,055	2,055	-	-	674	674
Disposition fees	-	-	990	990	-	-	118	118
Promoted interest payment	-		3,505	3,505	-	-	-	-
Total fee income	-	-	7,727	7,727	-	-	1,893	1,893
Other:								
General and administrative expenses	(13,022)	(8)	457	(12,573)	(10,854)	(25)	547	(10,332)
Corporate property management expenses	(5,457)	-	(46)	(5,503)	(5,572)	-	1,401	(4,171)
Asset management expenses	-	-	-	-	(3,843)	-	-	(3,843)
Acquisition expenses (including start up expenses)	(733)	-	26	(707)	(95)	-	42	(53)
Transition expenses	-	-	-	-	(6,666)	-	-	(6,666)
Straight-line rents	(652)	-	327	(325)	(658)	-	325	(333)
Stock compensation expense	(1,824)	-	-	(1,824)	(596)	-	-	(596)
Investment and other development expenses	(732)	-	306	(426)	(840)	-	283	(557)
Interest expense	(20,866)	-	5,572	(15,294)	(15,339)	-	5,558	(9,781)
Interest income	7,956	135	110	8,201	7,817	321	(511)	7,627
Loss on early extinguishment of debt	-	-	-	-	(230)	-	102	(128)
Equity in income of investments in unconsolidated real estate joint ventures	250	(250)	-	-	581	(581)	-	-
Fair value adjustments related to business combinations	(36)	-	-	(36)	(250)	-	-	(250)
Derivative fair value adjustment	(23)		4	(19)	(194)	-	15	(179)
Other income (expense)	131	13	397	541	401	29	(80)	350
Dividends to preferred stockholders	(259)	(1)	101	(159)	(233)	(3)	104	(132)
Depreciation and amortization related to non-real estate assets	(3,239)	-	612	(2,627)	(1,903)	-	386	(1,517)
Total other adjustments	(38,506)	(111)	7,866	(30,751)	(38,474)	(259)	8,172	(30,561)
FFO	$ 67,871	$ (111)	$ (17,096)	$ 50,664	$ 59,025	$ (259)	$ (23,385)	$ 35,381

Note: Certain amounts from the consolidated financial statements differ from the consolidated amounts above due to non-FFO items or reclassifications (e.g., straight-line rents, corporate property management expenses, stock compensation expense, etc.).

© 2015 Monogram Residential Trust, Inc. 10

Financial Information
EBITDA Reconciliation

(in thousands) (unaudited)

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Reconciliation of loss from continuing operations to Adjusted EBITDA:				
Loss from continuing operations before gains on sales of real estate - Consolidated	$ (3,497)	$ (858)	$ (8,803)	$ (9,419)
Depreciation and amortization (2)	26,235	24,522	78,182	71,311
Interest expense (1)	7,543	4,449	19,041	13,500
Loss on early extinguishment of debt	-	-	-	230
Acquisition expenses	485	-	636	(17)
Transition expenses	-	1,016	-	6,666
Impairment related to development	-	-	3,128	-
Fair value adjustments related to business combinations	-	-	36	250
Loss on derivative fair value adjustment	-	13	23	194
Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends)	87	79	259	233
Adjusted EBITDA - Consolidated	**$ 30,853**	**$ 29,221**	**$ 92,502**	**$ 82,948**
Loss from continuing operations before gains on sales of real estate - Proportionate Share	$ (3,126)	$ (766)	$ (7,153)	$ (9,323)
Depreciation and amortization (2)	18,415	16,015	53,821	46,687
Interest expense (1)	5,719	2,613	13,610	7,942
Loss on early extinguishment of debt	-	-	-	128
Acquisition expenses	485	-	636	(17)
Transition expenses	-	1,016	-	6,666
Impairment related to development	-	-	3,128	-
Fair value adjustments related to business combinations	-	-	36	250
Loss on derivative fair value adjustment	-	13	19	179
Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends)	56	45	159	132
Adjusted EBITDA - Proportionate Share	**$ 21,549**	**$ 18,936**	**$ 64,256**	**$ 52,644**

	Consolidated Three Months Ended September 30, 2015	Consolidated Three Months Ended September 30, 2014	Proportionate Share Three Months Ended September 30, 2015	Proportionate Share Three Months Ended September 30, 2014	Consolidated Nine Months Ended September 30, 2015	Consolidated Nine Months Ended September 30, 2014	Proportionate Share Nine Months Ended September 30, 2015	Proportionate Share Nine Months Ended September 30, 2014
(1) **Reconciliation of interest expense:**								
Contractual interest expense	$ 12,044	$ 9,838	$ 8,343	$ 5,870	$ 33,978	$ 28,896	$ 22,495	$ 17,372
Less: Capitalized interest	(4,088)	(4,772)	(2,324)	(2,917)	(13,533)	(13,545)	(7,991)	(8,410)
Mortgage premium amortization	(413)	(617)	(300)	(340)	(1,404)	(1,851)	(894)	(1,020)
Plus: Credit facility and other finance fees	653	619	654	620	1,825	1,839	1,684	1,839
Interest expense for GAAP	8,196	5,068	6,373	3,233	20,866	15,339	15,294	9,781
Less: Credit facility and other finance fees	(653)	(619)	(654)	(620)	(1,825)	(1,839)	(1,684)	(1,839)
EBITDA interest adjustment	$ 7,543	$ 4,449	$ 5,719	$ 2,613	$ 19,041	$ 13,500	$ 13,610	$ 7,942
(2) **Reconciliation of depreciation and amortization expense:**								
Depreciation and amortization expense for GAAP	$ 25,991	$ 24,278	$ 18,281	$ 15,881	$ 77,451	$ 70,580	$ 53,419	$ 46,285
Plus: Purchase accounting intangible expense	244	244	134	134	731	731	402	402
EBITDA depreciation and amortization adjustment	$ 26,235	$ 24,522	$ 18,415	$ 16,015	$ 78,182	$ 71,311	$ 53,821	$ 46,687

© 2015 Monogram Residential Trust, Inc. 11

New England 4 / 1 Northern California 5 / 2 Colorado 4 / 0 Nevada 2 / 0 Georgia 1 / 1 Mid-Atlantic 5 / 1 Southern California 6 / 2 Texas 9 / 2 Florida 4 / 2 Operating (40 communities) Development (11 communities) Note: Excludes 5 debt investments © 2015 Monogram Residential Trust, Inc. 12 Portfolio Overview Geographic Regions as of September 30, 2015

Portfolio Overview
Summary of Number of Units and Communities

	Total Units		Total Communities	
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Equity Investments:				
Stabilized				
Wholly owned	1,281	1,281	5	5
Wholly owned acquired in 2015 [1]	1,631	-	5	-
Wholly owned sold in 2015	-	690	-	2
Consolidated joint ventures	7,239	7,182	28	26
Total Stabilized	**10,151**	**9,153**	**38**	**33**
Lease up (including operating communities and developments in lease up)				
Wholly owned acquired in 2015	416	-	2	-
Consolidated joint ventures	1,846	1,476	5	6
Total Lease up (including operating communities and developments in lease up)	**2,262**	**1,476**	**7**	**6**
Developments under Construction and Pre-development				
Consolidated joint ventures	1,560	3,618	5	11
Consolidated joint ventures sold in 2014	-	366	-	1
Total Developments under Construction and Pre-development	**1,560**	**3,984**	**5**	**12**
Land Held for Future Development				
Consolidated Joint Venture	**N/A**	**N/A**	**1**	**1**
Total Communities - Equity Investments	**13,973**	**14,613**	**51**	**52**
Debt Investments:				
Mezzanine Loans - Development, Lease up, and Stabilized				
Wholly owned	1,864	1,069	5	3
Unconsolidated joint venture	-	444	-	1
Total Communities - Debt Investments	**1,864**	**1,513**	**5**	**4**
Total Communities - Equity and Debt Investments	**15,837**	**16,126**	**56**	**56**
Recap of Totals by Category				
Wholly owned	3,145	2,350	10	8
Wholly owned acquired in 2015 [1]	2,047	-	7	-
Wholly owned sold in 2015	-	690	-	2
Consolidated joint ventures	10,645	12,276	39	44
Consolidated joint ventures sold in 2014	-	366	-	1
Unconsolidated joint ventures	-	444	-	1
Total Communities - Equity and Debt Investments	**15,837**	**16,126**	**56**	**56**

(1) Includes five multifamily communities and 1,631 units of noncontrolling interests acquired from PGGM in May 2015 and are now wholly owned.

© 2015 Monogram Residential Trust, Inc. 13

Portfolio Overview

Summary of Operating Communities

as of September 30, 2015

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on Consolidated YTD 2015 Same Store NOI
Same Store Communities:					
Wholly owned					
Skye 2905 [1]	Denver, CO	100%	2010	400	
Consolidated joint ventures					
4550 Cherry Creek	Denver, CO	55%	2004	288	
7166 at Belmar	Lakewood, CO	55%	2008	308	
Colorado Totals				**996**	**13.7%**
Wholly owned					
The District Universal Boulevard [1]	Orlando, FL	100%	2009	425	
Consolidated joint ventures					
Satori	Fort Lauderdale, FL	55%	2010	279	
Florida Totals				**704**	**7.7%**
Wholly owned					
The Reserve at La Vista Walk	Atlanta, GA	100%	2008	283	
Georgia Totals				**283**	**2.6%**
Wholly owned					
The Cameron [1]	Silver Spring, MD	100%	2010	325	
Consolidated joint ventures					
55 Hundred	Arlington, VA	55%	2010	234	
Bailey's Crossing	Alexandria, VA	55%	2010	414	
Burrough's Mill	Cherry Hill, NJ	55%	2004	308	
The Lofts at Park Crest	McLean, VA	55%	2008	131	
Mid-Atlantic Totals				**1,412**	**19.2%**
Consolidated joint ventures					
The Venue	Clark County, NV	55%	2009	168	
Veritas [1]	Henderson, NV	100%	2011	430	
Nevada Totals				**598**	**4.4%**
Wholly owned					
Pembroke Woods	Pembroke, MA	100%	2006	240	
Stone Gate [1]	Marlborough, MA	100%	2007	332	
Consolidated joint ventures					
West Village	Mansfield, MA	55%	2008	200	
New England Totals				**772**	**8.7%**

(Table continued on next page; See page 17 for footnotes)

© 2015 Monogram Residential Trust, Inc. 14

Portfolio Overview

Summary of Operating Communities

as of September 30, 2015

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on Consolidated YTD 2015 Same Store NOI
Same Store Communities (continued):					
Wholly owned					
Acappella	San Bruno, CA	100%	2010	163	
Consolidated joint ventures					
Acacia on Santa Rosa Creek	Santa Rosa, CA	55%	2003	277	
Argenta	San Francisco, CA	55%	2008	179	
Renaissance (Phase I)	Concord, CA	55%	2008	132	
Northern California Totals				**751**	**14.8%**
Consolidated joint ventures					
Calypso Apartments and Lofts	Irvine, CA	55%	2008	177	
Forty55 Lofts	Marina del Rey, CA	55%	2010	140	
The Gallery at NoHo Commons	Los Angeles, CA	55%	2008	438	
San Sebastian	Laguna Woods, CA	55%	2010	134	
Southern California Totals				**889**	**14.6%**
Wholly owned					
Allegro [4]	Addison, TX	100%	2013	393	
Grand Reserve [1]	Dallas, TX	100%	2009	149	
Consolidated joint ventures					
Briar Forest Lofts	Houston, TX	55%	2008	352	
Eclipse	Houston, TX	55%	2009	330	
Fitzhugh Urban Flats	Dallas, TX	55%	2009	452	
Texas Totals				**1,676**	**14.3%**
Total Same Store Communities			**2009**	**8,081**	**100%**
Stabilized Non-Comparable Communities:					
Consolidated joint venture					
Point 21	Denver, CO	55%	2015	212	
Colorado Totals				**212**	
Consolidated joint venture					
The Franklin Delray	Delray Beach, FL	55%	2013	180	
Florida Totals				**180**	
Consolidated joint venture					
Everly	Wakefield, MA	55%	2014	186	
New England Totals				**186**	

(Table continued on next page; See page 17 for footnotes)

© 2015 Monogram Residential Trust, Inc. 15

Portfolio Overview
Summary of Operating Communities
as of September 30, 2015

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on Consolidated YTD 2015 Same Store NOI
Stabilized Non-Comparable Communities (continued):					
Wholly owned					
Vara	San Francisco, CA	100%	2013	202	
Northern California Totals				**202**	
Consolidated joint venture					
Blue Sol	Costa Mesa, CA	100%	2014	113	
Southern California Totals				**113**	
Consolidated joint ventures					
4110 Fairmount	Dallas, TX	55%	2014	299	
Arpeggio Victory Park	Dallas, TX	55%	2014	377	
Muse Museum District	Houston, TX	55%	2014	270	
Allusion West University	Houston, TX	55%	2014	231	
Texas Totals				**1,177**	
Total Stabilized / Non-Comparable Communities			**2014**	**2,070**	
Lease up (including operating communities and developments in lease up)[3]					
Wholly owned					
The Mark	Boca Raton, FL	100%	2015	208	
Florida Totals				**208**	
Consolidated joint venture					
Cyan on Peachtree	Atlanta, GA	55%	N/A	329	
Georgia Totals				**329**	
Consolidated joint venture					
Nouvelle	Tysons Corner, VA	55%	N/A	461	
Mid-Atlantic Totals				**461**	
Consolidated joint venture					
Zinc	Cambridge, MA	55%	N/A	392	
New England Totals				**392**	
Wholly owned					
Ev	San Diego, CA	100%	2015	208	
Consolidated joint venture					
Verge	San Diego, CA	70%	N/A	444	
Southern California Totals				**652**	

(Table continued on next page; See page 17 for footnotes)

© 2015 Monogram Residential Trust, Inc. 16

Portfolio Overview
Summary of Operating Communities
as of September 30, 2015

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on Consolidated YTD 2015 Same Store NOI
Lease up (including operating communities and developments in lease up) (continued): [3]					
Consolidated joint venture					
SEVEN	Austin, TX	55%	N/A	220	
Texas Totals				**220**	
Total Lease up Communities			**2015**	**2,262**	
Total Operating Communities			**2010**	**12,413**	

(1) Acquired noncontrolling interests from PGGM in May 2015. For all but Veritas, we now own 100%. For Veritas, our effective ownership is 100% and based on contributed capital is 93.5%. We report all of these communities for all periods as same store.

(2) During 2013, we completed the development of the second phase of Allegro which added an additional 121 units. The property was initially completed in 2010.

(3) These are communities included in the GAAP presentation in land, building and improvements where Cyan on Peachtree, Nouvelle, Zinc, Verge and SEVEN for GAAP presentation are partially included in land, buildings and improvements and the remaining balance is reflected in construction in progress on the consolidated balance sheet.

© 2015 Monogram Residential Trust, Inc. 17

Jefferson at One Scottsdale Kendall Square Jefferson Center Jefferson at Stonebriar Jefferson at Riverside Scottsdale, AZ Miami Dade County, FL Richardson, TX Frisco, TX Irving, TX 100% 100% 100% 100% 100% $ 22,712 12,300 14,989 16,735 10,436 $ 22,712 12,300 14,989 4,328 - $ 6,579 4,381 3,184 42 - 12/7/2015 1/16/2016 9/4/2016 6/25/2018 6/30/2018 14.5% 15.0% 15.0% 15.0% 15.0% (1) Excludes certain GAAP consolidated costs, primarily related to accrued interest, deferred income and loan origination costs. (2) The borrowers generally have options to prepay prior to maturity or to extend the maturity for one to two years. (3) The interest rate is calculated on a weighted average based on the contractual principal balance including only recurring interest. Excluded from the interest rate are fees paid at initial closing or final payment. © 2015 Monogram Residential Trust, Inc. 18 Proportionate Share$77,172$54,329$14,18614.8% Proportionate ShareProportionate Share Contractual PrincipalContractual AccruedMaturityInterest CommunityLocationOwnershipTotal CommitmentBalance (1) InterestDate (2) Rate (3) Portfolio Overview Summary of Proportionate Share of Notes Receivable (dollars in thousands) (unaudited) as of September 30, 2015

Operating Performance
Consolidated Net Operating Income

(dollars in thousands) (unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2015	2014	Growth	2015	2014	Growth
Rental revenue						
Same Store	$ 45,886	$ 43,761	4.9%	$ 135,035	$ 129,685	4.1%
Properties sold	396	4,376	N/A	8,919	13,480	N/A
Acquisitions [1]	2,152	1,947	N/A	6,389	5,714	N/A
Developments	10,757	3,007	N/A	24,596	5,441	N/A
Total rental revenue	**59,191**	**53,091**	**11.5%**	**174,939**	**154,320**	**13.4%**
Property operating expenses, including real estate taxes						
Same Store	16,094	15,514	3.7%	48,218	45,956	4.9%
Properties sold	333	1,574	N/A	3,655	4,999	N/A
Acquisitions [1]	793	669	N/A	2,179	1,959	N/A
Developments	5,936	2,411	N/A	14,852	4,676	N/A
Total property operating expenses, including real estate taxes	**23,156**	**20,168**	**14.8%**	**68,904**	**57,590**	**19.6%**
NOI						
Same Store	29,792	28,247	5.5%	86,817	83,729	3.7%
Properties sold	63	2,802	N/A	5,264	8,481	N/A
Acquisitions [1]	1,359	1,278	N/A	4,210	3,755	N/A
Developments	4,821	596	N/A	9,744	765	N/A
Total NOI	**$ 36,035**	**$ 32,923**	**9.5%**	**$ 106,035**	**$ 96,730**	**9.6%**
Number of operating communities (including Lease ups) as of September 30,						
Same Store	29	29	-			
Properties sold	-	2	(2)			
Acquisitions [1]	3	1	2			
Developments	13	7	6			
Total operating communities (including Lease ups)	**45**	**39**	**6**			

(1) Includes two communities in lease up as of September 30, 2015.

© 2015 Monogram Residential Trust, Inc. 19

Operating Performance

Reconciliation of Consolidated Net Operating Income

(in thousands) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2015	2014	2015	2014
Reconciliation of net income (loss) to Same Store Net Operating Income:				
Net income (loss)	**$ 30,876**	**$ (858)**	**$ 74,172**	**$ 6,748**
Adjustments to reconcile net income (loss) to Net Operating Income:				
Corporate property management expenses	2,044	1,544	5,620	5,626
General and administrative expenses	5,199	4,486	14,683	11,396
Asset management expenses	-	-	-	3,843
Transition expenses	-	1,016	-	6,666
Interest expense	8,196	5,068	20,866	15,339
Depreciation and amortization	25,991	24,278	77,451	70,580
Interest income	(2,596)	(2,721)	(7,956)	(7,817)
Gains on sales of real estate	(34,373)	-	(82,975)	(16,167)
Investment and other development expenses	245	375	3,860	840
Other, net	453	(265)	314	(324)
Net Operating Income	**$ 36,035**	**$ 32,923**	**$ 106,035**	**$ 96,730**
Less: non-comparable				
Rental revenue	(13,305)	(9,330)	(39,904)	(24,635)
Property operating expenses, including real estate taxes	7,062	4,654	20,686	11,634
Same Store Net Operating Income	**$ 29,792**	**$ 28,247**	**$ 86,817**	**$ 83,729**
Plus: additional same store communities effective July 1, 2014				
Rental revenue	3,145	2,929	N/A	N/A
Property operating expenses, including real estate taxes	(1,072)	(1,003)	N/A	N/A
Quarterly Stabilized Same Store Net Operating Income	**$ 31,865**	**$ 30,173**	**N/A**	**N/A**

© 2015 Monogram Residential Trust, Inc. 20

Operating Performance

Consolidated QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	QTD 3Q 2015	QTD 3Q 2014	% Change	QTD 3Q 2015	QTD 3Q 2014	% Change	QTD 3Q 2015	QTD 3Q 2014	% Change
Same Store									
Colorado									
Denver	$ 5,678	$ 5,302	7.1%	$ 1,639	$ 1,576	4.0%	$ 4,039	$ 3,726	8.4%
Colorado Total	**5,678**	**5,302**	**7.1%**	**1,639**	**1,576**	**4.0%**	**4,039**	**3,726**	**8.4%**
Florida									
North Florida	1,721	1,622	6.1%	570	549	3.8%	1,151	1,073	7.3%
South Florida	1,871	1,798	4.1%	747	735	1.6%	1,124	1,063	5.7%
Florida Total	**3,592**	**3,420**	**5.0%**	**1,317**	**1,284**	**2.6%**	**2,275**	**2,136**	**6.5%**
Georgia									
Atlanta	1,379	1,311	5.2%	572	518	10.4%	807	793	1.8%
Georgia Total	**1,379**	**1,311**	**5.2%**	**572**	**518**	**10.4%**	**807**	**793**	**1.8%**
Mid-Atlantic									
Washington D.C.	7,438	7,415	0.3%	2,457	2,628	-6.5%	4,981	4,787	4.1%
Philadelphia	1,542	1,549	-0.5%	700	673	4.0%	842	876	-3.9%
Mid-Atlantic Total	**8,980**	**8,964**	**0.2%**	**3,157**	**3,301**	**-4.4%**	**5,823**	**5,663**	**2.8%**
Nevada									
Las Vegas	1,956	1,860	5.2%	670	659	1.7%	1,286	1,201	7.1%
Nevada Total	**1,956**	**1,860**	**5.2%**	**670**	**659**	**1.7%**	**1,286**	**1,201**	**7.1%**
New England									
Boston	4,040	3,760	7.4%	1,307	1,283	1.9%	2,733	2,477	10.3%
New England Total	**4,040**	**3,760**	**7.4%**	**1,307**	**1,283**	**1.9%**	**2,733**	**2,477**	**10.3%**
Northern California									
San Francisco	6,389	5,824	9.7%	1,966	1,842	6.7%	4,423	3,982	11.1%
Northern California Total	**6,389**	**5,824**	**9.7%**	**1,966**	**1,842**	**6.7%**	**4,423**	**3,982**	**11.1%**
Southern California									
Los Angeles	6,327	5,939	6.5%	2,089	1,987	5.1%	4,238	3,952	7.2%
Southern California Total	**6,327**	**5,939**	**6.5%**	**2,089**	**1,987**	**5.1%**	**4,238**	**3,952**	**7.2%**
Texas									
Dallas	4,722	4,477	5.5%	2,007	1,849	8.5%	2,715	2,628	3.3%
Houston	2,823	2,904	-2.8%	1,370	1,215	12.8%	1,453	1,689	-14.0%
Texas Total	**7,545**	**7,381**	**2.2%**	**3,377**	**3,064**	**10.2%**	**4,168**	**4,317**	**-3.5%**
Total Same Store	**45,886**	**43,761**	**4.9%**	**16,094**	**15,514**	**3.7%**	**29,792**	**28,247**	**5.5%**

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 21

Operating Performance

Consolidated QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	QTD 3Q 2015	QTD 3Q 2014	% Change	QTD 3Q 2015	QTD 3Q 2014	% Change	QTD 3Q 2015	QTD 3Q 2014	% Change
Stabilized Non-Comparable									
Colorado									
Denver	760	-	N/A	419	12	N/A	341	(12)	N/A
Colorado Total	**760**	**-**	**N/A**	**419**	**12**	**N/A**	**341**	**(12)**	**N/A**
Florida									
South Florida	1,021	982	N/A	372	334	N/A	649	648	N/A
Florida Total	**1,021**	**982**	**N/A**	**372**	**334**	**N/A**	**649**	**648**	**N/A**
New England									
Boston	1,003	3	N/A	339	87	N/A	664	(84)	N/A
New England Total	**1,003**	**3**	**N/A**	**339**	**87**	**N/A**	**664**	**(84)**	**N/A**
Northern California									
San Francisco	2,124	1,947	N/A	700	669	N/A	1,424	1,278	N/A
Northern California Total	**2,124**	**1,947**	**N/A**	**700**	**669**	**N/A**	**1,424**	**1,278**	**N/A**
Southern California									
Los Angeles	842	4	N/A	307	85	N/A	535	(81)	N/A
Southern California Total	**842**	**4**	**N/A**	**307**	**85**	**N/A**	**535**	**(81)**	**N/A**
Texas									
Dallas	3,104	1,013	N/A	1,303	1,054	N/A	1,801	(41)	N/A
Houston	2,517	1,004	N/A	1,015	749	N/A	1,502	255	N/A
Texas Total	**5,621**	**2,017**	**N/A**	**2,318**	**1,803**	**N/A**	**3,303**	**214**	**N/A**
Total Stabilized Non-Comparable	**11,371**	**4,953**	**130%**	**4,455**	**2,990**	**49%**	**6,916**	**1,963**	**252%**
Lease up (includes operating and development communities)									
Florida	23	-	N/A	8	-	N/A	15	-	N/A
Georgia	691	-	N/A	563	-	N/A	128	-	N/A
Mid-Atlantic	9	-	N/A	196	-	N/A	(187)	-	N/A
New England	19	-	N/A	224	-	N/A	(205)	-	N/A
Southern California	154	-	N/A	434	-	N/A	(280)	-	N/A
Texas	636	-	N/A	669	-	N/A	(33)	-	N/A
Total Lease up	**1,532**	**-**	**N/A**	**2,094**	**-**	**N/A**	**(562)**	**-**	**N/A**
Dispositions and other non-lease up developments	**402**	**4,377**	**N/A**	**513**	**1,664**	**N/A**	**(111)**	**2,713**	**N/A**
Total Portfolio	**$ 59,191**	**$ 53,091**	**11.5%**	**$ 23,156**	**$ 20,168**	**14.8%**	**$ 36,035**	**$ 32,923**	**9.5%**

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

© 2015 Monogram Residential Trust, Inc. 22

Operating Performance
Consolidated YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue YTD 3Q 2015	Rental Revenue YTD 3Q 2014	Rental Revenue % Change	Property Operating Expenses YTD 3Q 2015	Property Operating Expenses YTD 3Q 2014	Property Operating Expenses % Change	Net Operating Income YTD 3Q 2015	Net Operating Income YTD 3Q 2014	Net Operating Income % Change
Same Store									
Colorado									
Denver	$ 16,594	$ 15,434	7.5%	$ 4,759	$ 4,606	3.3%	$ 11,835	$ 10,828	9.3%
Colorado Total	**16,594**	**15,434**	**7.5%**	**4,759**	**4,606**	**3.3%**	**11,835**	**10,828**	**9.3%**
Florida									
North Florida	5,051	4,789	5.5%	1,710	1,603	6.7%	3,341	3,186	4.9%
South Florida	5,549	5,445	1.9%	2,244	2,156	4.1%	3,305	3,289	0.5%
Florida Total	**10,600**	**10,234**	**3.6%**	**3,954**	**3,759**	**5.2%**	**6,646**	**6,475**	**2.6%**
Georgia									
Atlanta	4,067	3,837	6.0%	1,685	1,502	12.2%	2,382	2,335	2.0%
Georgia Total	**4,067**	**3,837**	**6.0%**	**1,685**	**1,502**	**12.2%**	**2,382**	**2,335**	**2.0%**
Mid-Atlantic									
Washington D.C.	21,826	22,439	-2.7%	7,581	7,707	-1.6%	14,245	14,732	-3.3%
Philadelphia	4,590	4,538	1.1%	2,143	2,135	0.4%	2,447	2,403	1.8%
Mid-Atlantic Total	**26,416**	**26,977**	**-2.1%**	**9,724**	**9,842**	**-1.2%**	**16,692**	**17,135**	**-2.6%**
Nevada									
Las Vegas	5,726	5,482	4.5%	1,952	1,906	2.4%	3,774	3,576	5.5%
Nevada Total	**5,726**	**5,482**	**4.5%**	**1,952**	**1,906**	**2.4%**	**3,774**	**3,576**	**5.5%**
New England									
Boston	11,812	11,053	6.9%	4,260	3,901	9.2%	7,552	7,152	5.6%
New England Total	**11,812**	**11,053**	**6.9%**	**4,260**	**3,901**	**9.2%**	**7,552**	**7,152**	**5.6%**
Northern California									
San Francisco	18,679	17,065	9.5%	5,830	5,406	7.8%	12,849	11,659	10.2%
Northern California Total	**18,679**	**17,065**	**9.5%**	**5,830**	**5,406**	**7.8%**	**12,849**	**11,659**	**10.2%**
Southern California									
Los Angeles	18,677	17,581	6.2%	6,014	5,732	4.9%	12,663	11,849	6.9%
Southern California Total	**18,677**	**17,581**	**6.2%**	**6,014**	**5,732**	**4.9%**	**12,663**	**11,849**	**6.9%**
Texas									
Dallas	13,899	13,379	3.9%	6,035	5,702	5.8%	7,864	7,677	2.4%
Houston	8,565	8,643	-0.9%	4,005	3,600	11.3%	4,560	5,043	-9.6%
Texas Total	**22,464**	**22,022**	**2.0%**	**10,040**	**9,302**	**7.9%**	**12,424**	**12,720**	**-2.3%**
Total Same Store	**135,035**	**129,685**	**4.1%**	**48,218**	**45,956**	**4.9%**	**86,817**	**83,729**	**3.7%**

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 23

Operating Performance

Consolidated YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	YTD 3Q 2015	YTD 3Q 2014	% Change	YTD 3Q 2015	YTD 3Q 2014	% Change	YTD 3Q 2015	YTD 3Q 2014	% Change
Stabilized Non-Comparable									
Colorado									
Denver	1,113	-	N/A	1,006	13	N/A	107	(13)	N/A
Colorado Total	**1,113**	-	**N/A**	**1,006**	**13**	**N/A**	**107**	**(13)**	**N/A**
Florida									
South Florida	3,094	2,701	N/A	1,160	1,053	N/A	1,934	1,648	N/A
Florida Total	**3,094**	**2,701**	**N/A**	**1,160**	**1,053**	**N/A**	**1,934**	**1,648**	**N/A**
New England									
Boston	1,829	3	N/A	1,058	104	N/A	771	(101)	N/A
New England Total	**1,829**	**3**	**N/A**	**1,058**	**104**	**N/A**	**771**	**(101)**	**N/A**
Northern California									
San Francisco	6,360	5,714	N/A	2,086	1,959	N/A	4,274	3,755	N/A
Northern California Total	**6,360**	**5,714**	**N/A**	**2,086**	**1,959**	**N/A**	**4,274**	**3,755**	**N/A**
Southern California									
Los Angeles	1,992	4	N/A	1,011	94	N/A	981	(90)	N/A
Southern California Total	**1,992**	**4**	**N/A**	**1,011**	**94**	**N/A**	**981**	**(90)**	**N/A**
Texas									
Dallas	7,962	1,289	N/A	3,882	1,909	N/A	4,080	(620)	N/A
Houston	6,802	1,443	N/A	3,201	1,368	N/A	3,601	75	N/A
Texas Total	**14,764**	**2,732**	**N/A**	**7,083**	**3,277**	**N/A**	**7,681**	**(545)**	**N/A**
Total Stabilized Non-Comparable	**29,152**	**11,154**	**161%**	**13,404**	**6,500**	**106%**	**15,748**	**4,654**	**238%**
Lease up (includes operating and development communities)									
Florida	23	-	N/A	9	-	N/A	14	-	N/A
Georgia	829	-	N/A	1,038	-	N/A	(209)	-	N/A
Mid-Atlantic	9	-	N/A	243	-	N/A	(234)	-	N/A
New England	19	-	N/A	300	-	N/A	(281)	-	N/A
Southern California	156	-	N/A	570	-	N/A	(414)	-	N/A
Texas	790	-	N/A	1,159	-	N/A	(369)	-	N/A
Total Lease up	**1,826**	-	**N/A**	**3,319**	-	**N/A**	**(1,493)**	-	**N/A**
Dispositions and other non-lease up developments	**8,926**	**13,481**	**N/A**	**3,963**	**5,134**	**N/A**	**4,963**	**8,347**	**N/A**
Total Portfolio	**$ 174,939**	**$ 154,320**	**13.4%**	**$ 68,904**	**$ 57,590**	**19.6%**	**$ 106,035**	**$ 96,730**	**9.6%**

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

© 2015 Monogram Residential Trust, Inc. 24

Operating Performance

Consolidated QTD and YTD Operating Metrics by Geographic Region and Market

	Units	Operating Margin		Operating Margin		Period End Occupancy		Weighted Average Occupancy		Monthly Rental Revenue Per Unit [(1)]	
	QTD 3Q 2015	QTD 3Q 2015	QTD 3Q 2014	YTD 3Q 2015	YTD 3Q 2014	QTD 3Q 2015	QTD 3Q 2014	QTD 3Q 2015	QTD 3Q 2014	QTD 3Q 2015	QTD 3Q 2014
Same Store											
Colorado											
Denver		71.1%	70.3%	71.3%	70.2%	96.6%	96.4%	96.2%	96.1%	$ 1,833	$ 1,718
Colorado Total	**996**	**71.1%**	**70.3%**	**71.3%**	**70.2%**	**96.6%**	**96.4%**	**96.2%**	**96.1%**	**1,833**	**1,718**
Florida											
North Florida		66.9%	66.2%	66.1%	66.5%	93.2%	94.1%	95.5%	95.5%	1,228	1,170
South Florida		60.1%	59.1%	59.6%	60.4%	95.7%	90.7%	94.7%	92.8%	2,198	2,175
Florida Total	**704**	**63.3%**	**62.5%**	**62.7%**	**63.3%**	**94.2%**	**92.8%**	**95.2%**	**94.4%**	**1,612**	**1,569**
Georgia											
Atlanta		58.5%	60.5%	58.6%	60.9%	97.2%	94.7%	97.4%	95.9%	1,458	1,416
Georgia Total	**283**	**58.5%**	**60.5%**	**58.6%**	**60.9%**	**97.2%**	**94.7%**	**97.4%**	**95.9%**	**1,458**	**1,416**
Mid-Atlantic											
Washington D.C.		67.0%	64.6%	65.3%	65.7%	94.9%	93.1%	96.4%	93.2%	2,099	2,157
Philadelphia		54.6%	56.6%	53.3%	53.0%	95.5%	95.5%	94.3%	95.7%	1,624	1,586
Mid-Atlantic Total	**1,412**	**64.8%**	**63.2%**	**63.2%**	**63.5%**	**95.0%**	**93.6%**	**95.9%**	**93.7%**	**1,995**	**2,032**
Nevada											
Las Vegas		65.7%	64.6%	65.9%	65.2%	95.8%	95.0%	96.3%	94.1%	1,055	1,015
Nevada Total	**598**	**65.7%**	**64.6%**	**65.9%**	**65.2%**	**95.8%**	**95.0%**	**96.3%**	**94.1%**	**1,055**	**1,015**
New England											
Boston		67.6%	65.9%	63.9%	64.7%	97.3%	93.9%	97.5%	96.6%	1,652	1,589
New England Total	**772**	**67.6%**	**65.9%**	**63.9%**	**64.7%**	**97.3%**	**93.9%**	**97.5%**	**96.6%**	**1,652**	**1,589**
Northern California											
San Francisco		69.2%	68.4%	68.8%	68.3%	95.5%	95.5%	96.1%	97.2%	2,788	2,564
Northern California Total	**751**	**69.2%**	**68.4%**	**68.8%**	**68.3%**	**95.5%**	**95.5%**	**96.1%**	**97.2%**	**2,788**	**2,564**
Southern California											
Los Angeles		67.0%	66.5%	67.8%	67.4%	96.0%	95.7%	95.9%	95.2%	2,260	2,134
Southern California Total	**889**	**67.0%**	**66.5%**	**67.8%**	**67.4%**	**96.0%**	**95.7%**	**95.9%**	**95.2%**	**2,260**	**2,134**
Texas											
Dallas		57.5%	58.7%	56.6%	57.4%	95.6%	94.3%	96.1%	92.4%	1,583	1,546
Houston		51.5%	58.2%	53.2%	58.3%	93.3%	91.5%	93.5%	94.6%	1,353	1,378
Texas Total	**1,676**	**55.2%**	**58.5%**	**55.3%**	**57.8%**	**94.6%**	**93.1%**	**95.0%**	**93.3%**	**1,490**	**1,477**
Total Same Store	**8,081**	**64.9%**	**64.5%**	**64.3%**	**64.6%**	**95.6%**	**94.4%**	**96.0%**	**94.8%**	**$ 1,819**	**$ 1,759**

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 25

Operating Performance

Consolidated QTD and YTD Operating Metrics by Geographic Region and Market

	Units	Operating Margin		Operating Margin		Period End Occupancy		Weighted Average Occupancy		Monthly Rental Revenue Per Unit [1]	
	QTD 3Q 2015	QTD 3Q 2015	QTD 3Q 2014	YTD 3Q 2015	YTD 3Q 2014	QTD 3Q 2015	QTD 3Q 2014	QTD 3Q 2015	QTD 3Q 2014	QTD 3Q 2015	QTD 3Q 2014
Stabilized Non-Comparable											
Colorado											
Denver		44.9%	N/A	9.6%	N/A	91.5%	N/A	85.4%	N/A	1,900	N/A
Colorado Total	**212**	**44.9%**	N/A	**9.6%**	N/A	**91.5%**	N/A	**85.4%**	N/A	**1,900**	N/A
Florida											
South Florida		63.6%	N/A	62.5%	N/A	97.2%	98.3%	96.5%	97.6%	1,816	N/A
Florida Total	**180**	**63.6%**	N/A	**62.5%**	N/A	**97.2%**	**98.3%**	**96.5%**	**97.6%**	**1,816**	N/A
New England											
Boston		66.2%	N/A	42.2%	N/A	99.5%	1.1%	94.1%	0.2%	1,999	N/A
New England Total	**186**	**66.2%**	N/A	**42.2%**	N/A	**99.5%**	**1.1%**	**94.1%**	**0.2%**	**1,999**	N/A
Northern California											
San Francisco		67.0%	N/A	67.2%	N/A	95.5%	96.0%	96.2%	95.2%	3,550	N/A
Northern California Total	**202**	**67.0%**	N/A	**67.2%**	N/A	**95.5%**	**96.0%**	**96.2%**	**95.2%**	**3,550**	N/A
Southern California											
Los Angeles		63.5%	N/A	49.2%	N/A	98.2%	15.9%	97.3%	3.8%	2,512	N/A
Southern California Total	**113**	**63.5%**	N/A	**49.2%**	N/A	**98.2%**	**15.9%**	**97.3%**	**3.8%**	**2,512**	N/A
Texas											
Dallas		58.0%	N/A	51.2%	N/A	95.7%	57.7%	97.1%	43.7%	1,551	N/A
Houston		59.7%	N/A	52.9%	N/A	97.6%	58.3%	96.6%	40.9%	1,780	N/A
Texas Total	**1,177**	**58.8%**	N/A	**52.0%**	N/A	**96.5%**	**57.9%**	**96.9%**	**42.5%**	**1,648**	N/A
Total Stabilized Non-Comparable	**2,070**	**60.8%**	N/A	**54.0%**	N/A	**96.3%**	**51.8%**	**95.4%**	**42.2%**	**1,953**	N/A
Lease up (includes operating and development communities)											
Florida	208	N/A	N/A	N/A	N/A	72.6%	N/A	N/A	N/A	N/A	N/A
Georgia	329	N/A	N/A	N/A	N/A	55.0%	N/A	41.9%	N/A	N/A	N/A
Mid-Atlantic	461	N/A	N/A	N/A	N/A	1.1%	N/A	0.1%	N/A	N/A	N/A
New England	392	N/A	N/A	N/A	N/A	4.9%	N/A	1.1%	N/A	N/A	N/A
Southern California	652	N/A	N/A	N/A	N/A	16.7%	N/A	7.9%	N/A	N/A	N/A
Texas	220	N/A	N/A	N/A	N/A	65.5%	N/A	47.0%	N/A	N/A	N/A
Total Lease up	**2,262**	N/A	N/A	N/A	N/A	**26.9%**	N/A	**14.5%**	N/A	N/A	N/A

(1) Monthly rental revenue per unit is only provided for communities that are stabilized as of the end of the period. Monthly rental revenue per unit is not meaningful prior to stabilization.

© 2015 Monogram Residential Trust, Inc. 26

Operating Performance
Proportionate QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			Percentage of Same Store NOI by Market
	QTD 3Q 2015	QTD 3Q 2014	% Change	QTD 3Q 2015	QTD 3Q 2014	% Change	QTD 3Q 2015	QTD 3Q 2014	% Change	QTD 3Q 2015
Same Store [1]										
Colorado										
Denver	$ 4,119	$ 3,836	7.4%	$ 1,171	$ 1,115	5.0%	$ 2,948	$ 2,721	8.3%	13.9%
Colorado Total	**4,119**	**3,836**	**7.4%**	**1,171**	**1,115**	**5.0%**	**2,948**	**2,721**	**8.3%**	**13.9%**
Florida										
North Florida	1,721	1,622	6.1%	570	549	3.8%	1,151	1,073	7.3%	5.4%
South Florida	1,037	997	4.0%	414	408	1.5%	623	589	5.8%	2.9%
Florida Total	**2,758**	**2,619**	**5.3%**	**984**	**957**	**2.8%**	**1,774**	**1,662**	**6.7%**	**8.3%**
Georgia										
Atlanta	1,379	1,311	5.2%	572	518	10.4%	807	793	1.8%	3.8%
Georgia Total	**1,379**	**1,311**	**5.2%**	**572**	**518**	**10.4%**	**807**	**793**	**1.8%**	**3.8%**
Mid-Atlantic										
Washington D.C.	5,047	5,031	0.3%	1,631	1,761	-7.4%	3,416	3,270	4.5%	16.1%
Philadelphia	848	852	-0.5%	385	370	4.1%	463	482	-3.9%	2.2%
Mid-Atlantic Total	**5,895**	**5,883**	**0.2%**	**2,016**	**2,131**	**-5.4%**	**3,879**	**3,752**	**3.4%**	**18.3%**
Nevada										
Las Vegas	1,722	1,636	5.3%	578	564	2.5%	1,144	1,072	6.7%	5.4%
Nevada Total	**1,722**	**1,636**	**5.3%**	**578**	**564**	**2.5%**	**1,144**	**1,072**	**6.7%**	**5.4%**
New England										
Boston	3,513	3,279	7.1%	1,148	1,131	1.5%	2,365	2,148	10.1%	11.2%
New England Total	**3,513**	**3,279**	**7.1%**	**1,148**	**1,131**	**1.5%**	**2,365**	**2,148**	**10.1%**	**11.2%**
Northern California										
San Francisco	4,194	3,812	10.0%	1,284	1,211	6.0%	2,910	2,601	11.9%	13.7%
Northern California Total	**4,194**	**3,812**	**10.0%**	**1,284**	**1,211**	**6.0%**	**2,910**	**2,601**	**11.9%**	**13.7%**
Southern California										
Los Angeles	3,484	3,271	6.5%	1,151	1,094	5.2%	2,333	2,177	7.2%	11.0%
Southern California Total	**3,484**	**3,271**	**6.5%**	**1,151**	**1,094**	**5.2%**	**2,333**	**2,177**	**7.2%**	**11.0%**
Texas										
Dallas	3,900	3,705	5.3%	1,646	1,499	9.8%	2,254	2,206	2.2%	10.6%
Houston	1,553	1,597	-2.8%	754	668	12.9%	799	929	-14.0%	3.8%
Texas Total	**5,453**	**5,302**	**2.8%**	**2,400**	**2,167**	**10.8%**	**3,053**	**3,135**	**-2.6%**	**14.4%**
Total Same Store	**32,517**	**30,949**	**5.1%**	**11,304**	**10,888**	**3.8%**	**21,213**	**20,061**	**5.7%**	**100%**

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 27

Operating Performance

Proportionate QTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			Percentage of Same Store NOI by Market
	QTD 3Q 2015	QTD 3Q 2014	% Change	QTD 3Q 2015	QTD 3Q 2014	% Change	QTD 3Q 2015	QTD 3Q 2014	% Change	QTD 3Q 2015
Stabilized Non-Comparable										
Colorado										
Denver	422	-	N/A	232	7	N/A	190	(7)	N/A	N/A
Colorado Total	**422**	-	N/A	**232**	**7**	N/A	**190**	**(7)**	N/A	N/A
Florida										
South Florida	566	545	N/A	206	185	N/A	360	360	N/A	N/A
Florida Total	**566**	**545**	N/A	**206**	**185**	N/A	**360**	**360**	N/A	N/A
New England										
Boston	556	1	N/A	188	48	N/A	368	(47)	N/A	N/A
New England Total	**556**	**1**	N/A	**188**	**48**	N/A	**368**	**(47)**	N/A	N/A
Northern California										
San Francisco	2,124	1,947	N/A	700	669	N/A	1,424	1,278	N/A	N/A
Northern California Total	**2,124**	**1,947**	N/A	**700**	**669**	N/A	**1,424**	**1,278**	N/A	N/A
Southern California										
Los Angeles	842	4	N/A	307	85	N/A	535	(81)	N/A	N/A
Southern California Total	**842**	**4**	N/A	**307**	**85**	N/A	**535**	**(81)**	N/A	N/A
Texas										
Dallas	1,721	562	N/A	722	584	N/A	999	(22)	N/A	N/A
Houston	1,396	557	N/A	563	416	N/A	833	141	N/A	N/A
Texas Total	**3,117**	**1,119**	N/A	**1,285**	**1,000**	N/A	**1,832**	**119**	N/A	N/A
Total Stabilized Non-Comparable	**7,627**	**3,616**	**111%**	**2,918**	**1,994**	**46%**	**4,709**	**1,622**	**190%**	N/A
Lease up (includes operating and development communities)										
Florida	23	-	N/A	8	-	N/A	15	-	N/A	N/A
Georgia	383	-	N/A	312	-	N/A	71	-	N/A	N/A
Mid-Atlantic	5	-	N/A	109	-	N/A	(104)	-	N/A	N/A
New England	10	-	N/A	124	-	N/A	(114)	-	N/A	N/A
Southern California	110	-	N/A	330	-	N/A	(220)	-	N/A	N/A
Texas	353	-	N/A	371	-	N/A	(18)	-	N/A	N/A
Total Lease up	**884**	-	N/A	**1,254**	-	N/A	**(370)**	-	N/A	N/A
Dispositions and other non-lease up developments	**399**	**4,376**	N/A	**431**	**1,624**	N/A	**(32)**	**2,752**	N/A	N/A
Total Portfolio	**$ 41,427**	**$ 38,941**	**6.4%**	**$ 15,907**	**$ 14,506**	**9.7%**	**$ 25,520**	**$ 24,435**	**4.4%**	N/A

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

(1) In May 2015, we acquired the noncontrolling interests in six joint ventures from PGGM. As we already owned these multifamily communities, we continue to report them as Same Store. The numbers above are presented as if we had owned them 100% for both reporting years.

© 2015 Monogram Residential Trust, Inc. 28

Operating Performance
Proportionate YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			Percentage of Same Store NOI by Market
	YTD 3Q 2015	YTD 3Q 2014	% Change	YTD 3Q 2015	YTD 3Q 2014	% Change	YTD 3Q 2015	YTD 3Q 2014	% Change	YTD 3Q 2015
Same Store [(1)]										
Colorado										
Denver	$ 12,040	$ 11,173	7.8%	$ 3,371	$ 3,236	4.2%	$ 8,669	$ 7,937	9.2%	14.1%
Colorado Total	**12,040**	**11,173**	**7.8%**	**3,371**	**3,236**	**4.2%**	**8,669**	**7,937**	**9.2%**	**14.1%**
Florida										
North Florida	5,051	4,789	5.5%	1,710	1,603	6.7%	3,341	3,186	4.9%	5.4%
South Florida	3,077	3,019	1.9%	1,244	1,196	4.0%	1,833	1,823	0.5%	3.0%
Florida Total	**8,128**	**7,808**	**4.1%**	**2,954**	**2,799**	**5.5%**	**5,174**	**5,009**	**3.3%**	**8.4%**
Georgia										
Atlanta	4,067	3,837	6.0%	1,685	1,502	12.2%	2,382	2,335	2.0%	3.9%
Georgia Total	**4,067**	**3,837**	**6.0%**	**1,685**	**1,502**	**12.2%**	**2,382**	**2,335**	**2.0%**	**3.9%**
Mid-Atlantic										
Washington D.C.	14,758	15,163	-2.7%	5,053	5,167	-2.2%	9,705	9,996	-2.9%	15.7%
Philadelphia	2,525	2,496	1.2%	1,179	1,174	0.4%	1,346	1,322	1.8%	2.2%
Mid-Atlantic Total	**17,283**	**17,659**	**-2.1%**	**6,232**	**6,341**	**-1.7%**	**11,051**	**11,318**	**-2.4%**	**17.9%**
Nevada										
Las Vegas	5,036	4,834	4.2%	1,676	1,632	2.7%	3,360	3,202	4.9%	5.5%
Nevada Total	**5,036**	**4,834**	**4.2%**	**1,676**	**1,632**	**2.7%**	**3,360**	**3,202**	**4.9%**	**5.5%**
New England										
Boston	10,297	9,643	6.8%	3,758	3,452	8.9%	6,539	6,191	5.6%	10.6%
New England Total	**10,297**	**9,643**	**6.8%**	**3,758**	**3,452**	**8.9%**	**6,539**	**6,191**	**5.6%**	**10.6%**
Northern California										
San Francisco	12,247	11,157	9.8%	3,827	3,543	8.0%	8,420	7,614	10.6%	13.6%
Northern California Total	**12,247**	**11,157**	**9.8%**	**3,827**	**3,543**	**8.0%**	**8,420**	**7,614**	**10.6%**	**13.6%**
Southern California										
Los Angeles	10,285	9,682	6.2%	3,312	3,157	4.9%	6,973	6,525	6.9%	11.3%
Southern California Total	**10,285**	**9,682**	**6.2%**	**3,312**	**3,157**	**4.9%**	**6,973**	**6,525**	**6.9%**	**11.3%**
Texas										
Dallas	11,473	11,084	3.5%	4,931	4,649	6.1%	6,542	6,435	1.7%	10.6%
Houston	4,711	4,754	-0.9%	2,203	1,980	11.3%	2,508	2,774	-9.6%	4.1%
Texas Total	**16,184**	**15,838**	**2.2%**	**7,134**	**6,629**	**7.6%**	**9,050**	**9,209**	**-1.7%**	**14.7%**
Total Same Store	**95,567**	**91,631**	**4.3%**	**33,949**	**32,291**	**5.1%**	**61,618**	**59,340**	**3.8%**	**100%**

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 29

Operating Performance

Proportionate YTD Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			Percentage of Same Store NOI by Market
	YTD 3Q 2015	YTD 3Q 2014	% Change	YTD 3Q 2015	YTD 3Q 2014	% Change	YTD 3Q 2015	YTD 3Q 2014	% Change	YTD 3Q 2015
Stabilized Non-Comparable										
Colorado										
Denver	617	-	N/A	558	7	N/A	59	(7)	N/A	N/A
Colorado Total	**617**	**-**	**N/A**	**558**	**7**	**N/A**	**59**	**(7)**	**N/A**	**N/A**
Florida										
South Florida	1,716	1,498	N/A	643	584	N/A	1,073	914	N/A	N/A
Florida Total	**1,716**	**1,498**	**N/A**	**643**	**584**	**N/A**	**1,073**	**914**	**N/A**	**N/A**
New England										
Boston	1,014	2	N/A	587	58	N/A	427	(56)	N/A	N/A
New England Total	**1,014**	**2**	**N/A**	**587**	**58**	**N/A**	**427**	**(56)**	**N/A**	**N/A**
Northern California										
San Francisco	6,360	5,714	N/A	2,086	1,959	N/A	4,274	3,755	N/A	N/A
Northern California Total	**6,360**	**5,714**	**N/A**	**2,086**	**1,959**	**N/A**	**4,274**	**3,755**	**N/A**	**N/A**
Southern California										
Los Angeles	1,992	4	N/A	1,011	94	N/A	981	(90)	N/A	N/A
Southern California Total	**1,992**	**4**	**N/A**	**1,011**	**94**	**N/A**	**981**	**(90)**	**N/A**	**N/A**
Texas										
Dallas	4,415	715	N/A	2,152	1,059	N/A	2,263	(344)	N/A	N/A
Houston	3,772	800	N/A	1,775	758	N/A	1,997	42	N/A	N/A
Texas Total	**8,187**	**1,515**	**N/A**	**3,927**	**1,817**	**N/A**	**4,260**	**(302)**	**N/A**	**N/A**
Total Stabilized Non-Comparable	**19,886**	**8,733**	**128%**	**8,812**	**4,519**	**95%**	**11,074**	**4,214**	**163%**	**N/A**
Lease up (includes operating and development communities)										
Florida	23	-	N/A	9	-	N/A	14	-	N/A	N/A
Georgia	460	-	N/A	576	-	N/A	(116)	-	N/A	N/A
Mid-Atlantic	5	-	N/A	134	-	N/A	(129)	-	N/A	N/A
New England	11	-	N/A	167	-	N/A	(156)	-	N/A	N/A
Southern California	111	-	N/A	425	-	N/A	(314)	-	N/A	N/A
Texas	438	-	N/A	643	-	N/A	(205)	-	N/A	N/A
Total Lease up	**1,048**	**-**	**N/A**	**1,954**	**-**	**N/A**	**(906)**	**-**	**N/A**	**N/A**
Dispositions and other non-lease up developments	**8,922**	**13,124**	**N/A**	**3,820**	**4,893**	**N/A**	**5,102**	**8,231**	**N/A**	**N/A**
Total Portfolio	**$ 125,423**	**$ 113,488**	**10.5%**	**$ 48,535**	**$ 41,703**	**16.4%**	**$ 76,888**	**$ 71,785**	**7.1%**	**N/A**

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

(1) In May 2015, we acquired the noncontrolling interests in six joint ventures from PGGM. As we already owned these multifamily communities, we continue to report them as Same Store. The numbers above are presented as if we had owned them 100% for both reporting years.

© 2015 Monogram Residential Trust, Inc.
30

Operating Performance

Consolidated and Proportionate Quarterly Stabilized Same Store Net Operating Income by Geographic Region and Market

(dollars in thousands) (unaudited)

	Units	Rental Revenue			Property Operating Expenses			Net Operating Income		
		QTD 3Q 2015	QTD 3Q 2014	% Change	QTD 3Q 2015	QTD 3Q 2014	% Change	QTD 3Q 2015	QTD 3Q 2014	% Change
Consolidated										
Same Store (per page 21)	8,081	$ 45,886	$ 43,761	4.9%	$ 16,094	$ 15,514	3.7%	$ 29,792	$ 28,247	5.5%
Additional Same Store Communities effective July 1, 2014										
Florida										
South Florida	180	1,021	982	4.0%	372	334	11.4%	649	648	0.2%
Northern California										
San Francisco	202	2,124	1,947	9.1%	700	669	4.6%	1,424	1,278	11.4%
Total Consolidated Quarterly Stabilized Same Store	**8,463**	**$ 49,031**	**$ 46,690**	**5.0%**	**$ 17,166**	**$ 16,517**	**3.9%**	**$ 31,865**	**$ 30,173**	**5.6%**
Proportionate										
Same Store (per page 27)	8,081	$ 32,517	$ 30,949	5.1%	$ 11,304	$ 10,888	3.8%	$ 21,213	$ 20,061	5.7%
Additional Same Store Communities effective July 1, 2014										
Florida										
South Florida	180	566	545	3.9%	206	185	11.4%	360	360	0.0%
Northern California										
San Francisco	202	2,124	1,947	9.1%	700	669	4.6%	1,424	1,278	11.4%
Total Proportionate Quarterly Stabilized Same Store	**8,463**	**$ 35,207**	**$ 33,441**	**5.3%**	**$ 12,210**	**$ 11,742**	**4.0%**	**$ 22,997**	**$ 21,699**	**6.0%**

Note: The data presented above displays the results of our Same Store portfolio for Same Store communities as of July 1, 2014. For 3Q 2015, we added two additional multifamily communities to our Same Store communities increasing the total to 31.

© 2015 Monogram Residential Trust, Inc. 31

(dollars in thousands) (unaudited) Same Store Properties Detailed Comparison by Major Operating Expense Categories Onsite management Marketing Maintenance, including expensed turnover costs (2) Utilities Insurance Real estate taxes Other $ 318 50 124 3 (258) 373 (30) 8.6% 8.7% 4.5% 0.2% -37.5% 6.5% -16.7% $ 1,262 214 608 (49) (134) 425 (64) 11.6% 12.9% 7.7% -0.9% -7.4% 2.4% -16.9% Total Operating Expenses $ 580 3.7% $ 2,262 4.9% . (1) A positive percent change represents an increase in expense and a negative percent change represents a decrease in expense. (2) YTD dollar change includes snow removal and winter related expenses of $191, accounting for approximately 2.2% of the 7.7% maintenance increase and 0.4% of the 4.9% total increase. © 2015 Monogram Residential Trust, Inc. 32 Dollar Change Percent Change YTD Q3 2015 YTD Q3 2015 Compared to Compared to YTD Q3 2014 YTD Q3 2014 (1) Dollar Change Percent Change Q3 2015 Q3 2015 Compared to Compared to Q3 2014 Q3 2014 (1) Operating Performance Consolidated QTD and YTD Comparisons of Same Store Operating Expenses

(dollars in thousands) (unaudited) For the Three Months Ended September 30, 2015 Proportionate Share: Total General and administrative and corporate property management expenses Less: Asset management and property management fee income $ 4,386 (364) $ 1,979 (664) $ 6,365 (1,028) $ 25,460 (4,112) Net Expenses 4,022 1,315 5,337 21,348 Net Expenses as percentage of Total Consolidated Revenue 6.8% 2.2% 9.0% 9.0% Note: Effective June 30, 2014, we completed our transition to a fully integrated self-managed company. Accordingly, expenses and offsetting fee income are only meaningful for the current quarter and annualized. Total consolidated gross assets, which add back accumulated depreciation and amortization, is included as a benchmark as it is representative of the Company's assets under management. © 2015 Monogram Residential Trust, Inc. 33 Net Expenses as percentage of Total Consolidated Gross Assets 0.11% 0.03% 0.14% 0.58% Annualized Total Expenses General andCorporate Property AdministrativeManagement ExpensesExpensesTotal Expenses Operating Performance Proportionate Share QTD General and Administrative and Corporate Property Management Expenses

Capital Deployment

Summary of Developments

as of September 30, 2015

(dollars in thousands, except costs per unit) (unaudited)

Community	Effective Ownership %	Actual/ Estimated Units	Actual/ Estimated Construction Start Date	Actual/ Estimated Date First Units	Actual/ Estimated Completion Date (1)	Actual/ Estimated Stabilization Date (1)	Estimated Economic Costs per Unit	Occupancy	Percent Complete	Proportionate Share: Estimated Total Economic Costs	Proportionate Share: Economic Costs Incurred as of 09/30/2015	Proportionate Share: Projected NOI Yield at Stabilization
Operating Communities Stabilized During Current Quarter or in Lease up (2)												
Everly - Wakefield, MA	55.5%	186	2Q 2013	3Q 2014	4Q 2014	3Q 2015	$ 239,825	100%	100%	$ 24,735	$ 24,696	7.1%
Point 21 - Denver, CO	55.5%	212	1Q 2013	4Q 2014	2Q 2015	3Q 2015	219,340	92%	99%	25,784	25,543	6.2%
Total Stabilized During Current Quarter or in Lease up		**398**					**228,913**	**96%**	**99%**	**50,519**	**50,239**	**6.6%**
Developments in Lease up												
SEVEN - Austin, TX	55.5%	220	4Q 2012	2Q 2015	3Q 2015	1Q 2016	261,699	66%	98%	31,925	31,344	7.3%
Cyan on Peachtree - Atlanta, GA	55.5%	329	4Q 2013	2Q 2015	3Q 2015	1Q 2016	205,713	55%	98%	37,528	36,609	8.5%
Verge - San Diego, CA	70.3%	444	4Q 2013	3Q 2015	1Q 2016	4Q 2016	276,653	23%	88%	86,352	76,116	6.2%
Zinc - Cambridge, MA	55.5%	392	2Q 2013	3Q 2015	4Q 2015	1Q 2017	463,808	5%	96%	100,815	96,562	6.2%
Nouvelle - Tysons Corner, VA	55.5%	461	4Q 2013	3Q 2015	1Q 2016	3Q 2017	399,637	1%	83%	102,157	85,144	5.6%
Total Developments in Lease up		**1,846**					**332,683**	**25%**	**91%**	**358,777**	**325,775**	**6.4%**
Construction												
OLUME - San Francisco, CA (3)	55.5%	121	2Q 2014	4Q 2015	4Q 2015	2Q 2016	537,782	N/A	88%	36,082	31,876	4.8%
SoMa - Miami, FL	55.5%	418	4Q 2013	4Q 2015	1Q 2016	4Q 2016	235,182	N/A	92%	54,511	50,004	6.2%
The Alexan - Dallas, TX	49.9%	365	3Q 2013	1Q 2016	3Q 2016	2Q 2017	250,685	N/A	84%	45,668	38,411	6.3%
Uptown Delray - Del Ray Beach, FL	55.5%	146	4Q 2014	3Q 2016	1Q 2017	2Q 2017	278,812	N/A	45%	22,572	10,213	6.3%
Total Construction		**1,050**					**281,509**	**N/A**	**82%**	**158,833**	**130,504**	**5.9%**
Pre-development												
Huntington Beach - Huntington Beach, CA (4)	65.4%	510	4Q 2015	2Q 2017	2Q 2018	3Q 2018	320,385	N/A	23%	106,780	24,241	6.4%
Total Pre-development		**510**					**320,385**	**N/A**	**23%**	**106,780**	**24,241**	**6.4%**
Land Held for Future Development												
Renaissance Phase II - Concord, CA	55.0%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6,020	N/A
Total Developments		**3,804**					**$ 306,052**		**79%**	**$ 674,909**	**$ 536,779**	**6.3%**

(1) The estimated completion and stabilization dates are primarily based on contractual arrangements adjusted for certain events (e.g., weather delays, labor availability and change orders).
(2) These are communities included in the GAAP presentation in land, buildings and improvements but that are still in lease up or stabilized during the current quarter and still have some remaining development costs.
(3) Formerly known as 1401 Mission.
(4) The effective ownership percentage for Huntington Beach is based upon the economics assuming completion of the development.

© 2015 Monogram Residential Trust, Inc. 34

Capital Deployment
Development Cash Costs to Complete, Interest and Other Costs

(dollars in thousands) (unaudited)

		As of September 30, 2015
Estimated development cash costs to complete:		
Proportionate Share:		
Estimated total Economic Costs (page 34)	$	674,909
Less: Costs incurred (excluding land held for development)		(530,759)
Plus: Net accrued and unpaid estimated Economic Costs (including retainage, construction payables and construction escrows)		44,559
Total Estimated Development Cash Costs to Complete	**$**	**188,709**
Total estimated development cash costs to complete by funding source [(1)]		
Construction loan draws (45% related to binding loan commitments)	$	172,945
Other, including cash and existing credit facilities		15,764
Total Estimated Development Cash Costs to Complete	**$**	**188,709**

(1) The sources identified, including future construction loan commitments, may be supplemented with other capital sources.

	Three Months Ended September 30,				Nine Months Ended September 30,			
		2015		2014		2015		2014
Other Development Costs:								
Proportionate Share:								
Capitalized development costs:								
Interest	$	2,324	$	2,917	$	7,991	$	8,410
Real estate taxes		426		488		1,935	$	2,096
Direct overhead		120		274		503		595
Total Capitalized Development Costs	**$**	**2,870**	**$**	**3,679**	**$**	**10,429**	**$**	**11,101**
Development related costs (expensed): [(2)]								
NOI and development expenses	$	(578)	$	(267)	$	(1,596)	$	(878)
Interest expense		(171)		(239)		(305)		(270)
Total Development Costs (Expensed)	**$**	**(749)**	**$**	**(506)**	**$**	**(1,901)**	**$**	**(1,148)**

(2) These amounts represent NOI, development and interest expenses incurred during the period of operating deficits.

© 2015 Monogram Residential Trust, Inc. 35

Capital Deployment

Acquisition and Disposition Summary

(dollars in thousands, except per unit) (unaudited)

as of September 30, 2015

Communities Acquired	Location	Number of Units	Purchase Price per Unit	Purchase Price 100%	Purchase Price Proportionate Share	Assumed Debt 100%	Assumed Debt Proportionate Share
2015							
Ev [1]	San Diego, CA	208	$ 403,606	$ 83,950	$ 83,950	$ -	$ -
The Mark [1]	Boca Raton, FL	208	392,981	81,740	81,740	-	-
PGGM Buyout [2]	Various [1]	2,061	253,194	521,833	224,629	249,357	106,944
2013							
Vara	San Francisco, CA	202	538,119	108,700	108,700	-	-
Total		**2,679**	**$ 297,209**	**$ 796,223**	**$ 499,019**	**$ 249,357**	**$ 106,944**

Communities Sold	Location	Number of Units	Gross Sales Price per Unit	Gross Sales Price 100%	Sales Price Proportionate Share	Gross Book Value at Time of Sale 100%
2015						
Post Oak	Houston, TX	392	$ 229,745	$ 90,060	$ 90,060	$ 64,745
Burnham Pointe	Chicago, IL	298	422,819	126,000	126,000	88,533
Shady Grove [3]	Rockville, MD	366	N/A	38,465	38,465	38,415
2014						
Tupelo Alley	Portland, OR	188	281,144	52,855	29,308	39,930
2013						
Grand Reserve Orange	Orange, CT	168	210,119	35,300	35,300	25,747
Halstead	Houston, TX	301	144,502	43,495	23,922	33,336
Cyan/PDX	Portland, OR	352	272,017	95,750	52,663	81,610
The Reserve at John's Creek Walk	Johns Creek, GA	210	177,381	37,250	18,400	29,753
Total		**2,275**	**$ 251,812**	**$ 519,175**	**$ 414,118**	**$ 402,069**

(1) Communities were acquired in lease up in September 2015.

(2) In May 2015, we acquired noncontrolling interests in six co-investment ventures with PGGM related to equity investments in the following six multifamily communities: The District Universal Boulevard (Orlando, FL), Veritas (Henderson, NV), The Cameron (Silver Spring, MD), Skye 2905 (Denver, CO), Grand Reserve (Dallas, TX), and Stone Gate (Marlborough, MA). Additionally, we acquired a controlling interest in the Jefferson Creekside debt investment (Allen, TX).

(3) In June 2015, we sold the development to a group led by the developer partner. The gross book value at time of sale is net of an impairment of $3.1 million recorded during 2Q 2015.

© 2015 Monogram Residential Trust, Inc. 36

(dollars in thousands, except per unit amounts) (unaudited) Capital Expenditures - Same Store Recurring Non-Recurring Revenue Producing $ 616 1,168 585 $ 495 698 232 24.4% 67.3% 152.2% $ 1,416 3,779 1,148 $ 1,353 2,366 340 4.7% 59.7% 237.6% Total capital expenditures - Same Store $ 2,369 $ 1,425 66.2% $ 6,343 $ 4,059 56.3% Capital Expenditures per Unit - Same Store Recurring $ 76 $ 61 24.6% $ 175 $ 167 4.8% Non-Recurring Revenue Producing 145 72 86 29 68.6% 148.3% 468 142 293 42 59.7% 238.1% Total capital expenditures per unit - Same Store $ 293 $ 176 66.5% $ 785 $ 502 56.4% Capital Expenditures as a Percentage of Rental Revenue - Same Store Recurring Non-Recurring Revenue Producing 1.4% 2.5% 1.3% 1.2% 1.6% 0.5% 1.0% 2.8% 0.9% 1.0% 1.8% 0.3% Total capital expenditures as a percentage of rental revenue - Same Store 5.2% 3.3% 4.7% 3.1% © 2015 Monogram Residential Trust, Inc. 37 Nine Months Ended September 30, 20152014% Change Three Months Ended September 30, 20152014% Change Capital Deployment Capital Expenditures - Same Store

Capitalization
Debt Summary

(dollars in thousands) (unaudited)

	As of September 30, 2015				
	Total Consolidated Balance [1][2]	Weighted Average Time to Maturity	Weighted Average Contractual Interest Rate	Proportionate Share of Contractual Balance [3]	Percent of Total Debt
Company Level Debt					
Fixed Rate - Mortgages Payable	$ 300,095	3.5 years	3.88%	$ 298,426	28.8%
Variable Rate - Construction Notes Payable - Recourse Debt - Operating [4]	16,313	2.1 years	2.28%	16,313	1.6%
Variable Rate - Construction Notes Payable - Recourse Debt - In Construction [4]	59,617	2.8 years	2.32%	59,617	5.8%
$150 Million Credit Facility	30,000	1.5 years	2.35%	30,000	2.9%
$200 Million Credit Facility	27,000	3.3 years	2.70%	27,000	2.6%
Total Company Level Debt	**433,025**	**3.2 years**	**3.42%**	**431,356**	**41.6%**
Co-Investment Venture Level Debt					
Fixed Rate - Mortgages Payable	634,011	2.8 years	3.49%	364,623	35.2%
Variable Rate - Mortgages Payable	11,715	1.5 years	2.54%	6,443	0.6%
Fixed Rate - Construction Notes Payable - Operating	29,161	0.7 years	4.31%	16,170	1.6%
Fixed Rate - Construction Notes Payable - In Construction	41,809	2.9 years	4.00%	20,867	2.0%
Variable Rate - Construction Notes Payable - Operating	105,368	1.9 years	2.28%	58,427	5.6%
Variable Rate - Construction Notes Payable - In Construction	240,474	2.8 years	2.29%	138,511	13.4%
Total Co-Investment Venture Level Debt	**1,062,538**	**2.6 years**	**3.13%**	**605,041**	**58.4%**
Total Debt	**$ 1,495,563**	**2.8 years**	**3.22%**	**$ 1,036,397**	**100.0%**

Debt Maturities

	As of September 30, 2015	
Aggregate Debt Maturities by Year	Weighted Average Rate on Debt Maturities	Proportionate Share of Contractual Balance [3]
October through December 2015	3.62%	$ 1,873
2016	4.00%	105,048
2017	2.98%	205,784
2018	3.01%	376,646
2019	3.15%	198,687
Thereafter	2.46%	148,359
Total Debt Maturities	**3.09%**	**$ 1,036,397**

(1) The amounts listed below are the contractual amounts on each loan at 100% regardless of the Company's ownership plus the unamortized adjustments from business combinations included in the GAAP amounts listed on the consolidated balance sheet.
(2) As of September 30, 2015, five communities with a gross GAAP carrying value of $278.5 million were unsecured. Effective subsequent to September 30, 2015, three communities with a gross carrying value of $113.1 million were unsecured.
(3) Excludes certain GAAP consolidated costs, primarily related to unamortized adjustments from business combinations. Our proportionate share includes 100% of the recourse guarantees discussed in (4) below regardless of our actual effective ownership percentage.
(4) The portion for which the Company has provided recourse guarantees. As of September 30, 2015, $103.9 million (19%) of the maximum loan commitment is guaranteed by the Company. Non-guaranteed portion is included in Co-Investment Venture level.

© 2015 Monogram Residential Trust, Inc. 38

Capitalization
Debt Summary

(dollars in thousands) (unaudited)

Consolidated Leverage Ratios

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Fixed Charge coverage ratio	2.54x	2.95x	2.70x	2.85x
Debt to EBITDA [1]	12.09x	9.39x	12.10x	9.92x
Net Debt to EBITDA [1]	11.46x	8.05x	11.47x	8.51x
Adjusted Financial Ratios - Excluding Development Activity				
Fixed Charge coverage ratio	3.20x	3.33x	3.29x	3.14x
Debt to EBITDA [1][2]	7.78x	7.79x	7.83x	8.28x
Net Debt to EBITDA [1][2]	7.17x	6.49x	7.21x	6.90x

(1) EBITDA is annualized for last quarter for the respective reporting periods.
(2) Adjusted EBITDA, excluding development activity

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Fixed Charges:				
Contractual interest expense	$ 12,044	$ 9,838	$ 33,978	$ 28,896
Non-redeemable noncontrolling interests expense (subsidiary preferred units dividends)	87	79	259	233
Fixed Charges	12,131	9,917	34,237	29,129
Less: Development related fixed charges [3]	(2,087)	(865)	(5,137)	(2,055)
Fixed Charges, excluding development activity	$ 10,044	$ 9,052	$ 29,100	$ 27,074

Debt:	September 30, 2015	September 30, 2014
Mortgages, notes payable and credit facilities	$ 1,495,563	$ 1,101,873
Less: Mortgage premium - GAAP	(2,904)	(4,925)
Contractual debt	1,492,659	1,096,948
Less: Cash and cash equivalents	(78,557)	(156,137)
Net debt	1,414,102	940,811
Less: Development related debt	(492,742)	(158,340)
Net debt, excluding development activity	$ 921,360	$ 782,471

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
EBITDA (page 11)	$ 30,853	$ 29,221	$ 92,502	$ 82,948
Plus: NOI and developments costs expensed (page 35), consolidated	1,292	909	3,318	2,045
Adjusted EBITDA, excluding development activity	$ 32,145	30,130	$ 95,820	84,993
Annualized EBITDA	$ 123,414	$ 116,882	$ 123,337	$ 110,597
Annualized EBITDA, excluding development activity	$ 128,582	$ 120,518	$ 127,761	$ 113,324

(3) Represents interest expense related to developments during periods of operating deficits.

© 2015 Monogram Residential Trust, Inc. 39

Capitalization
Debt Detail by Multifamily Community

(dollars in thousands) (unaudited)

	As of September 30, 2015			
	Total Contractual Balance [1]	Maturity Date	Contractual Interest Rate [2]	Proportionate Share of Contractual Balance [1]
Company Level Debt				
Fixed Rate - Mortgages Payable				
Acappella	$ 30,205	August-2018	3.86%	$ 30,205
Vara	57,000	December-2020	4.00%	57,000
The Cameron	63,918	July-2019	3.09%	63,918
The District Universal Boulevard	36,745	June-2018	4.54%	36,745
Grand Reserve	20,467	May-2019	3.41%	20,467
Skye 2905	55,878	June-2018	4.19%	55,878
Stone Gate	34,213	July-2018	4.24%	34,213
Total Fixed Rate - Mortgages Payable	**298,426**		**3.88%**	**298,426**
Variable Rate - Construction Notes Payable - Recourse Debt [3]				
4110 Fairmount	6,206	April-2017	Monthly Libor + 2.25%	6,206
Muse Museum District	4,005	February-2018	Monthly Libor + 1.95%	4,005
Everly	3,447	June-2018	Monthly Libor + 2.00%	3,447
Point 21	2,655	December-2017	Monthly Libor + 2.00%	2,655
Total - Operating	16,313		2.28%	16,313
Nouvelle	13,953	August-2018	Monthly Libor + 2.10%	13,953
SEVEN	4,406	August-2018	Monthly Libor + 2.15%	4,406
Verge	6,142	October-2018	Monthly Libor + 1.95%	6,142
SoMa	6,910	October-2017	Monthly Libor + 2.10%	6,910
Zinc	22,554	October-2018	Monthly Libor + 2.25%	22,554
Cyan on Peachtree	5,652	February-2018	Monthly Libor + 1.90%	5,652
Total - Under Construction	59,617		2.32%	59,617
Total Variable Rate - Construction Notes Payable - Recourse Debt	**75,930**		**2.31%**	**75,930**
$150 Million Credit Facility	30,000	April-2017	Monthly Libor + 2.16%	30,000
$200 Million Credit Facility	27,000	January-2019	Monthly Libor + 2.50%	27,000
Total Credit Facilities	**57,000**		**2.52%**	**57,000**
Total Company Level Debt	**431,356**		**3.42%**	**431,356**
Co-Investment Venture Level Debt				
Fixed Rate - Mortgages Payable				
55 Hundred	41,241	January-2017	3.75%	22,868
Acacia on Santa Rosa Creek	29,000	March-2020	3.17%	15,950
Argenta	51,000	August-2016	3.19%	28,050
Bailey's Crossing	76,000	July-2017	2.82%	42,142
Belmar	28,500	August-2020	2.82%	15,675
Briar Forest Lofts	20,302	September-2017	4.46%	11,166
Burrough's Mill	24,545	October-2016	5.29%	13,500
Calypso	29,500	August-2020	2.82%	16,225
Cherry Creek	39,500	August-2020	2.82%	21,725
Eclipse	20,152	September-2017	4.46%	11,084
Fitzhugh Urban Flats	27,010	August-2017	4.35%	14,856
Forty 55 Lofts	25,500	October-2020	3.90%	14,025
The Gallery at NoHo Commons	51,300	November-2016	4.72%	28,215
The Lofts at Park Crest - multifamily	31,862	January-2019	3.42%	17,524
San Sebastian	21,000	June-2020	3.31%	11,644

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 40

Capitalization
Debt Detail by Multifamily Community

(dollars in thousands) (unaudited)

As of September 30, 2015

	Total Contractual Balance [1]	Maturity Date	Contractual Interest Rate [2]	Proportionate Share of Contractual Balance [3]
Satori	51,000	January-2019	3.54%	28,279
The Venue	10,500	January-2019	3.66%	5,775
Veritas	34,989	November-2019	2.77%	34,989
West Village	19,875	October-2019	2.48%	10,931
Total Fixed Rate - Mortgages Payable	**632,776**		**3.49%**	**364,623**
Variable Rate - Mortgages Payable				
The Lofts at Park Crest - retail	11,715	April-2017	Monthly Libor + 2.35%	6,443
Total Variable Rate - Mortgages Payable	**11,715**			**6,443**
Fixed Rate - Construction Notes Payable				
Arpeggio Victory Park	29,161	June-2016	4.31%	16,170
Total - Operating	29,161			16,170
The Alexan	41,809	August-2018	4.00%	20,867
Total - Under Construction	41,809			20,867
Total Fixed Rate - Construction Notes Payable	**70,970**		**4.13%**	**37,037**
Variable Rate - Construction Notes Payable				
4110 Fairmount	18,619	April-2017	Monthly Libor + 2.25%	10,324
Muse Museum District	22,695	February-2018	Monthly Libor + 1.95%	12,584
Everly	19,534	June-2018	Monthly Libor + 2.00%	10,832
Point 21	23,897	December-2017	Monthly Libor + 2.00%	13,251
Allusion West University	20,623	February-2016	Monthly Libor + 2.25%	11,436
Total - Operating	105,368		2.28%	58,427
Nouvelle	41,861	August-2018	Monthly Libor + 2.10%	23,212
SEVEN	24,966	August-2018	Monthly Libor + 2.15%	13,844
Verge	34,803	October-2018	Monthly Libor + 1.95%	24,466
SoMa	39,155	October-2017	Monthly Libor + 2.10%	21,711
Zinc	67,662	October-2018	Monthly Libor + 2.25%	37,519
Cyan on Peachtree	32,027	February-2018	Monthly Libor + 1.90%	17,759
Total - Under Construction	240,474		2.29%	138,511
Total Variable Rate - Construction Notes Payable	**345,842**		**2.29%**	**196,938**
Total Co-Investment Venture Level Debt	**1,061,303**		**3.13%**	**605,041**
Unamortized adjustments from business combinations [4]	2,904			2,349
Total Debt	**$ 1,495,563**		**3.22%**	**$ 1,038,746**

(1) The amounts listed below by multifamily community are the contractual amounts on each loan at 100% regardless of the Company's ownership and exclude any unamortized GAAP adjustments from business combinations.

(2) Total and sub-totals represent the weighted-average interest rates as of September 30, 2015. Monthly LIBOR as of September 30, 2015 is 0.19%.

(3) The portion for which the Company has provided recourse guarantees. Non-guaranteed portion is included in Co-Investment Venture level below.

(4) The unamortized adjustments from business combinations included in the GAAP amounts listed on the consolidated balance sheet. The proportionate amount presented above by multifamily community excludes the unamortized adjustment as presented on the Capitalization - Debt Summary page.

© 2015 Monogram Residential Trust, Inc. 41

Balance Commitment Capacity Commitments Commitments $150 Million Credit Facility - 100% our share (1) $ 150,000 $ 108,200 $ 30,000 $ 78,200 $ - $200 Million Credit Facility - 100% our share $ 200,000 $ 200,000 $ 27,000 $ 173,000 $ - Construction notes payable - Proportionate Share $ 362,604 N/A $ 276,990 $ 85,614 $ - PGGM commitments (2) $ 300,000 N/A $ 270,074 $ 13,214 $ 16,712 Developer partner commitment $ 3,800 N/A $ 2,808 $ 992 $ - (1) Subsequent to September 30, 2015, additional properties were added to the collateral pool, increasing the available capacity of the facility from $34.0 million to $108.2 million. (2) PGGM's remaining commitment would apply to future investments. © 2015 Monogram Residential Trust, Inc. 42 Maximum Available Unfunded Remaining Capitalization Sources of Funds Available (dollars in thousands) (unaudited) as of September 30, 2015

(unaudited) Preferred Securities: Series A Preferred Stock 10,000 7.0% $ 0.0001 $ 10.00 Common Stock and Common Stock Equivalents: Common stock (1) Dilutive securities: Series A Preferred Stock Restricted stock units Total common stock and common stock equivalents 166,516,021 - 681,952 167,197,973 (1) The distributions for the first three quarters of 2015 and the declared distribution for the fourth quarter of 2015 were $0.075 per share. © 2015 Monogram Residential Trust, Inc. 43 Shares/Units Liquidation Outstanding as of Par Value Preference per September 30, 2015 Coupon per Share Share Equity Capitalization Preferred Stock, Common Stock and Common Stock Equivalents

Net Asset Value
Road Map to Net Asset Value

(dollars in thousands) (unaudited)

	Three Months Ended September 30, 2015	Adjustments	As Adjusted
Income Statement Data (Proportionate Share)			
Property revenue - stabilized portfolio [1]	$ 40,144	$ (978)	$ 39,166
Less: Property operating expenses, excluding property management expenses [1]	(14,222)	421	(13,801)
Less: Assumed market rate property management fee @ 3% of revenue	(1,204)	29	(1,175)
Adjusted property Net Operating Income	$ 24,718	$ (528)	$ 24,190
Annualized adjusted property Net Operating Income	**$ 98,871**	**$ (2,111)**	**$ 96,760**
Third party property management revenue [2]	**$ 664**	**$ -**	**$ 664**
Third party asset management revenue [2]	**$ 364**	**$ -**	**$ 364**
	As of September 30, 2015	**Adjustments**	**As Adjusted**
Acquisitions in Lease Up and Development Data (Proportionate Share)			
Acquisitions in lease up	$ 165,677	$ -	$ 165,677
Development (excludes land held for future development presented below) - total Economic Costs incurred [3]	$ 530,759	$ -	$ 530,759
Acquisitions in lease up and development - total potential value creation [4]	$ 187,731	$ -	$ 187,731
Balance Sheet Data - Other Assets (Proportionate Share)			
Cash and cash equivalents	$ 58,794	$ -	$ 58,794
Land Held for Future Development [5]	6,020	-	6,020
Master partnership promote due to the Company [6]	8,381	-	8,381
Notes receivable [7]	54,329	-	54,329
Tax like-kind exchange escrow	46,354	-	46,354
Other tangible assets [8]	33,629	-	33,629
Total Other Assets	**$ 207,507**	**$ -**	**$ 207,507**
Balance Sheet Data - Liabilities (Proportionate Share)			
Mortgages and notes payable [9]	$ 948,830	$ 7,987	$ 956,817
Credit facility payable	57,000	-	57,000
Convertible preferred stock [10]	-	100	100
Developer promotes and put options, net [11]	17,544	-	17,544
Other tangible liabilities [12]	74,221	-	74,221
Total Liabilities	**$ 1,097,595**	**$ 8,087**	**$ 1,105,682**
Other Data			
Common stock outstanding			166,516,021
Convertible preferred stock [13]			-
Restricted stock units outstanding			681,952
Fully diluted shares outstanding			**167,197,973**

(See Notes to Road Map to Net Asset Value on next page)

© 2015 Monogram Residential Trust, Inc. 44

Net Asset Value
Road Map to Net Asset Value

(dollars in thousands) (unaudited)

Notes to Road Map to Net Asset Value on page 44:

(1) Property revenue and property operating expenses - stabilized portfolio includes:

	Rental Revenue	Property Operating Expenses
Same Store per page 27	$ 32,517	$ 11,304
Stabilized Non-Comparable per page 28	7,627	2,918
Less: Two multifamily communities not stabilized for the full third quarter of 2015	(978)	(421)
	$ 39,166	$ 13,801

(2) Represents property and asset management revenue associated with third party joint venture assets per page 9.

(3) Development - total potential value creation is calculated as:

	Economic Costs Incurred as of 9/30/2015
Total Developments per page 34	$ 536,779
Less: Land Held for Future Development per page 34	(6,020)
	$ 530,759

(4) Value creation is equal to projected future stabilized value less total Economic Costs. The projected future stabilized value is based on the projected annual NOI at stabilization, less capital reserves divided by an estimated future capitalization rate, which includes a premium from the current capitalization rate to adjust for the period until stabilization. Total potential value creation represents the undiscounted total future value to be created at the stabilization date.

(5) Land Held for Future Development per page 34.

(6) Projected promote due to the Company by PGGM based on current estimated portfolio value.

(7) Notes receivable is our proportionate share of the contractual principal balance as presented on page 18.

(8) Other tangible assets include:

Escrows and restricted cash	$ 6,034
Resident, tenant and other receivables	17,441
Prepaid assets and deposits	10,154
Total	$ 33,629

(9) Includes mark-to-market adjustment to mortgages and notes payable.

(10) Liquidation value of convertible preferred stock calculated as 10,000 shares at a liquidation value of $10.00 per share.

(11) Developer's put options. No amounts currently attributable to developer promotes.

(12) Other tangible liabilities include:

Construction costs payable	$ 35,313
Accounts payable and other liabilites	22,532
Distributions payable	12,545
Tenants security deposits	3,831
Total	$ 74,221

(13) Potential dilution associated with the conversion of the outstanding Series A Preferred Stock utilizing the treasury stock method and common stock market price as of September 30, 2015.

© 2015 Monogram Residential Trust, Inc. 45

Co-Investment Venture Partners

Information on Joint Ventures

(dollars in thousands) (unaudited)

as of September 30, 2015

Joint Venture Partner	Number of Multifamily Communities (1)	Range of Noncontrolling Interest Ownership %	GAAP Non-redeemable Noncontrolling Interests	GAAP Redeemable Noncontrolling Interests (2)	Unfunded Commitments
Stichting Depositary PGGM Private Real Estate Fund ("PGGM")					
Stabilized operating portfolio - PGGM only	3	45%	$ 38,908	$ -	
Stabilized operating portfolio - includes other developer partners	9	0% to 45%	89,425	7,507	
Development portfolio - PGGM only	2	45%	23,837	-	
Development portfolio - includes other developer partners	9	0% to 45%	183,629	21,347	
Total PGGM related joint ventures	**23**	**0% to 45%**	**335,799**	**28,854**	**$ 14,206**
Milky Way Partners, L.P. ("NPS")					
Stabilized operating portfolio	**14**	**45%**	**126,944**	**-**	**-**
Developer partners					
Stabilized operating portfolio with developer partner	2	0%	(184)	1,115	
Total developer partners	**2**	**0%**	**(184)**	**1,115**	**-**
Subsidiary preferred units			**2,121**	**-**	**-**
Total all joint venture partners	**39**		**$ 464,680**	**$ 29,969**	**$ 14,206**

(1) Certain multifamily communities include multiple joint venture partners that include PGGM and an additional developer partner. For purposes of the presentation in this table, the number of multifamily communities is included under PGGM and not under developer partners to avoid double counting of those multifamily communities.

(2) Includes developer partner put options of $28.0 million which have been recorded as of September 30, 2015 in the consolidated balance sheet.

© 2015 Monogram Residential Trust, Inc. 46

Capital Expenditures Non-Recurring Amounts capitalized in accordance with GAAP related to property upgrades and building improvements, such as remodeling, investments in longer-lived assets and infrequent or unscheduled expenditures that are not considered Revenue Producing such as roofs, lobby renovations and parking lots. Recurring Amounts capitalized in accordance with GAAP that help preserve but generally do not increase the value and functionality of the community, such as replacements for appliances, carpeting and floorings, HVAC equipment, and individual unit turnover costs. Repairs and maintenance amounts are expensed as incurred. Revenue Producing Amounts capitalized in accordance with GAAP that are expected to directly increase rental rates, such as major renovations and rehabilitations of units and common areas, improvements to leasable areas, retail tenant improvements and leasing. Costs related to developments and entire community rehabilitations are not included in Revenue Producing. Community Classifications Coastal Markets We consider the following markets to be coastal: Boston, Houston, Los Angeles, North Florida, Philadelphia, San Diego, San Francisco, South Florida and Washington D.C. Construction A multifamily community is considered under development and construction once we have signed a general contractors agreement and vertical construction has begun and ends once lease up has started. Communities under construction are classified as construction in progress for GAAP presentation. Land Held for Future Development Land held with no current significant development activity but may include development in the future is considered land held for future development. Lease up A multifamily community is considered in lease up when the community has begun leasing. A temporary certificate of occupancy may be obtained as units are completed in phases, and accordingly, lease up may occur prior to final completion of the building. Lease up communities are generally classified in construction in progress for GAAP presentation prior to substantial completion and are generally classified in land, buildings and improvements once substantially complete. Operating A multifamily community is considered operating when substantially constructed and capable of generating all significant revenue sources. At such time, the community is classified as land, buildings and improvements for GAAP presentation. Pre-development A multifamily community is considered in pre-development during finalization of budgets, permits and plans and ends once a general contractor agreement has been signed and vertical construction has begun. Quarterly Stabilized Same Store Our Quarterly Stabilized Same Store multifamily communities are defined as those that are stabilized and comparable for both the current and prior year quarters. Same Store Our Same Store multifamily communities are defined as those that are stabilized and comparable for both the current and the prior calendar reporting year. Stabilized We consider a property to be Stabilized generally once achieving 90% occupancy. Stabilized communities that are not Same Store are described as stabilized non-comparable communities. Non-comparable stabilized communities are stabilized as of the latest quarter end, but may not be stabilized for the entire quarter or year to date. Debt Classifications Co-Investment Venture Level Debt Co-Investment Venture level debt is defined as debt that is an obligation of the joint venture and is not an obligation or contingency for us but does allow us to increase our access to capital. Company Level Debt Company level debt is defined as debt that is a direct or indirect obligation of the Company or its wholly owned subsidiaries. Recourse Debt The portion of debt for which the Company has provided recourse guarantees. The non-guaranteed portion is separately presented, usually as Co-Investment Venture Level. Normal “bad boy” provisions, e.g. bankruptcy and environmental, are not included as Recourse Debt. © 2015 Monogram Residential Trust, Inc. 47 Definitions and other Explanatory Information

EBITDA Earnings before interest, taxes, depreciation, amortization, transition expenses and other related non-recurring items. Deduction for interest expense only includes stated interest expense. Fees and other charges are included as an expense in EBITDA. Amortization expense adjustments include amortization of deferred finance fees and all purchase accounting intangibles. Economic Costs Represents costs for all on-site development and construction costs recognized for GAAP, but including certain items expensed for GAAP (primarily specific financing and operating expenses incurred during lease up) and excluding certain GAAP costs related to consolidated allocated costs, former sponsor-related fees and other non-cash capitalized cost items. Effective Ownership Effective ownership represents our participation in the distributable operating cash and may change over time as certain milestones related to budgets, plans and completion are achieved. This effective ownership is indicative of, but may differ from, percentages for distributions, contributions or financing requirements. Fee Income Our revenue collected from joint ventures related to property management, asset management and dispositions. Financial Ratios Debt (or Net Debt) to EBITDA Total contractual debt divided by annualized EBITDA based on respective reporting period. Contractual debt excludes certain GAAP adjustments, primarily purchased discounts and premiums. Net debt presentations deduct cash and cash equivalents from the total debt amounts. Excluding Development Activity As developments prior to stabilization are not yet producing expected operating results but may have outstanding debt and related interest and other finance charges, we also present certain ratios without the related NOI deficit, development debt, interest and other finance charges. Fixed Charge Income/loss from continuing operations, before gain on sale of real estate, adjusted for depreciation, amortization, federal and state income taxes, early extinguishment of debt, acquisition expenses, fair value adjustments, non cash and non-recurring (e.g., transition expenses). May be calculated on a consolidated basis or based on our proportionate share. Monthly Rental Revenue Per Unit Monthly rental revenue per unit is calculated based on the leases in effect as of the indicated date, including in-place base rents for the occupied units and the current market rate for vacant units, including the effects of any rental concessions and affordable housing payments and subsidies, plus other charges for storage, parking, pets, trash or other recurring resident charges. Operating Margin NOI divided by total revenue. Joint Venture Partners Stichting Depositary PGGM Private Real Estate Fund ("PGGM") PGGM is a $203 billion Dutch foundation acting in its capacity as title holder of and for the account of PGGM Private Real Estate Funds and its affiliates, a real estate investment vehicle for Dutch pension funds. Ten year (through 2023) - $300 million commitment including operating and development properties. We and, under certain circumstances, PGGM have buy/sell rights, which if exercised by us, may require us to acquire PGGM's respective ownership interest or if exercised by PGGM, may require us to sell our respective ownership interest. Milky Way Partners, L.P. ("NPS") NPS, the primary partner of which is Korea Exchange Bank, as Trustee for and on behalf of National Pension Service (acting for and on behalf of the National Pension Fund of the Republic of Korea Government, a $429 billion fund). We and, under certain circumstances, NPS have buy/sell rights, which if exercised by us, may require us to acquire NPS's respective ownership interest or if exercised by NPS, may require us to sell our respective ownership interest. Developer partners Developer partners include national or regional real estate developer/owners. Generally, the developer partners have initial capital requirements until certain milestones are achieved, at which point their initial capital contributions are returned to them. The developer partners have a back-end interest generally only attributable to distributions related to a property sale or financings. The developer partners also have put options, one year after completion of the development where we (and in most cases PGGM) would be required to acquire their back-end interest at a set price as well as options to trigger a mark-to-market process after the seventh year after completion and a buy/sell after the tenth year. The amount of the individual put options range from $0.8 million to $6.4 million. Subsidiary preferred units Subsidiary preferred units issued in order for PGGM and NPS investments to qualify as a REIT. Units are callable at our option, paying an annual distribution of 12.5% on the face amount of $500 per unit. © 2015 Monogram Residential Trust, Inc. 48 Definitions and other Explanatory Information

Definitions and other Explanatory Information

Non-GAAP Measurements

We use the following non-GAAP measurements to present different components of our performance. We believe this information is also useful to our investors in comparing our results to other real estate companies and trusts because they provide characteristics of our performance that reflect the reality that real estate generally appreciates over time, which is not reflected in most depreciation methods, and focus on operating results widely used by real estate investors. These non-GAAP measurements should not be considered as alternatives to net income (loss) presented in accordance with GAAP but as a supplemental performance measurement. Because these measurements may exclude certain cash flows or expenses, we caution that these measurements may not be representative of our current or future liquidity as presented in accordance with GAAP. There can be no assurance that our methods for computing these non-GAAP measurements is comparable with that of other real estate companies and trusts in all respects. A reconciliation for each non-GAAP measurement to the most applicable GAAP measurement is provided on pages 8 and 20.

Funds from Operations ("FFO") FFO is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as currently defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be net income (loss), computed in accordance with GAAP excluding gains (or losses) from sales of property (including deemed sales (if any) and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets, impairment write-downs of depreciable real estate or of investments in unconsolidated real estate partnerships, joint ventures and subsidiaries (if any) that are driven by measurable decreases in the fair value of depreciable real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests. May be calculated on a consolidated basis or based on our Proportionate Share.

Core FFO Core FFO is calculated starting from FFO adjusted for loss on early extinguishment of debt, acquisition expenses, contingent purchase price adjustments, gain or loss on derivative fair value adjustments and non-recurring expenses, such as transition expenses. May be calculated on a consolidated basis or based on our Proportionate Share.

Adjusted Core FFO ("AFFO") AFFO is calculated starting from Core FFO adjusted for Recurring Capital Expenditures, Straight-line rents and stock compensation expense. May be calculated on a consolidated basis or based on our Proportionate Share.

Net Operating Income ("NOI") NOI is calculated as total rental revenue less direct property operating expenses including real estate taxes. NOI does not include property management revenues, interest income, property management expenses, depreciation, interest and other finance expense, corporate general and administrative expenses, overhead allocations and other non-onsite operations. We provide NOI on a consolidated and proportional basis. The reconcilation of income (loss) from continuing operations to NOI is provided on page 20. The reconciliation of net income (loss) attributable to common stockholders to proportionate share of NOI is provided below for all periods presented (amounts in thousands):

	QTD 3Q 2015	QTD 3Q 2014	YTD 3Q 2015	YTD 3Q 2014
Net income (loss) attributable to common stockholders	$ 31,362	$ (619)	$ 79,725	$ 29
Adjustments to reconcile Net income (loss) attributable to common stockholders to Proportionate Share of Net Operating Income:				
Add: real estate depreciation and amortization (page 8)	17,300	15,168	50,786	44,316
Less: gains on sales of real estate (page 8)	(34,373)	-	(82,975)	(8,964)
Less: total fee income (page 9 - QTD; page 10 - YTD)	(1,028)	(1,073)	(7,727)	(1,893)
Less: total other adjustments (page 9 - QTD; page 10 - YTD)	12,426	8,268	30,751	30,561
Less: net of straight-line rents, start up expenses, etc. (1)	(167)	2,691	6,328	7,736
Proportionate Share of Net Operating Income (page 28 - QTD; page 30 - YTD)	$ 25,520	$24,435	$ 76,888	$ 71,785

(1) Also includes the effect of presenting the NOI related the entities acquired in the PGGM acquisition of noncontrolling interests at 100% ownership for all reporting periods presented.

© 2015 Monogram Residential Trust, Inc. 49

Net Operating Income - FFO Defined Net Operating Income - FFO Defined represents NOI adjusted for certain FFO adjustments such as straight-line rents, start-up costs, etc. Projected NOI Yield at Stabilization Projected NOI from the date the community is first stabilized for the following 12 months divided by the projected Economic Costs. Occupancy Physical occupancy is defined as the residential units occupied for multifamily communities divided by the total number of residential units. All occupancy is presented on a consolidated basis. Ownership Presentations Consolidated Presentation in accordance with GAAP, where ownership interests that generally provide us the ability to control the operation are presented at 100% of the assets, liabilities and operations. Amounts related to Noncontrolling Interests are aggregated and adjusted in summary. In Proportionate Share presentations, the Noncontrolling Interest amounts are eliminated and replaced with our share. Noncontrolling Interest The amounts attributable in a consolidation presentation to minority equity interests or owners without a controlling interest. In a proportionate presentation, these amounts are eliminated. GAAP recognizes two types of noncontrolling interests. Non-redeemable Noncontrolling Interest represents ownership interests that are not redeemable by the equity holders and are presented as part of permanent equity. Redeemable Noncontrolling Interest represents temporary equity not within our control, where the equity holder has the right to require that their interest be redeemed in cash. Our primary Redeemable Noncontrolling Interest is the put options exercisable by developer partners. Redeemable Noncontrolling Interests are presented in our consolidated balance sheet outside of permanent equity between debt and equity. Proportionate Share A non-GAAP presentation of financial amounts at our effective cash share based on our participation in distributable operating cash. The amounts include our share of Unconsolidated Joint Ventures and excludes Noncontrolling Interest in consolidated joint ventures. Proportionate Share presentations may be useful in analyzing our financial information by providing revenues, expenses, assets and liabilities attributable only to our shareholders. Unconsolidated Joint Venture In accordance with GAAP, investments in joint ventures that are presented on the equity method of accounting, reporting net assets as a single net investment and operations as a single equity in earnings. In Proportionate Share presentations, the investment and the equity in earnings are eliminated and replaced with our share. Percent Complete To provide one measure of development status, calculated as Economic Costs incurred divided by total Economic Costs. Straight-line rents In accordance with GAAP, rental revenues are recorded evenly over the contractual period, irrespective of the timing of cash collections. The difference between the amount actually collected for a period and the straight-line amount is referred to as the Straight-line rent adjustment. This adjustment amount is reversed in presenting AFFO. Transition expenses Transition expenses include expenses related to our transition to self-management, primarily including legal, financial advisors, consultants, costs of the Company’s special committee of the board of directors, comprised of all of the Company’s independent directors, general transition services (primarily related to staffing, name change, notices, transition-related insurance, information technology and facilities), expenses related to a listing on a national securities exchange and payments to our former advisor in connection with the transition to self-management. In accordance with GAAP, transition expenses not related to assets with a recoverable value are expensed as the service is performed. Unfunded Commitments Amounts under a contractual commitment that have not been funded. Unfunded Commitments do not include amounts related to fundings that are contingent on future events that are within our control. Remaining commitments do not include amounts that are contingent on future events. Year Built The date the community is substantially completed or renovated and ready for its intended use. © 2015 Monogram Residential Trust, Inc. 50 Definitions and other Explanatory Information